As filed with the Securities and Exchange Commission on August 3, 2001

                                                              File No: 333-63958


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 1


                                CNI CHARTER FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                 (800) 708-8881
              (Registrant's Telephone Number, Including Area Code)


                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                    (Address of Principal Executive Offices)


                             William J. Souza, Esq.
                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                     (Name and Address of Agent for Service)


                                    Copy to:

                            Mitchell E. Nichter, Esq.
                                Thao H. Ngo, Esq.
                              345 California Street
                         San Francisco, California 94104


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, with a par value of $0.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CROSS REFERENCE SHEET


Form N-14 Part A, Item          Location in Prospectus/Proxy Statement
----------------------          --------------------------------------

         1                              Front Cover; Cross Reference

         2                              Table of Contents

         3                              I. Introduction - "The Proposal;"
                                        II. The Proposal - "Description of
                                        the Proposed Reorganization;" II.
                                        The Proposal - "Comparison of the
                                        Funds"

         4                              I. Introduction - "The Proposal;"
                                        II. The Proposal - "Description of
                                        the Proposed Reorganization"

         5, 6                           I. Introduction - "The Proposal;"
                                        II. The Proposal - "Comparison of
                                        the Funds;" II. The Proposal -
                                        "Further Information About the RCB
                                        Fund and the New Fund"

         7 II. The Proposal - "Shares and Voting;" II. The Proposal - "Vote Required"

         8                              Not Applicable

         9                              Not Applicable

Form N-14 Part B, Item          Location in Statement of Additional Information
----------------------          -----------------------------------------------

         10                             Cover Page

         11                             Table of Contents

         12                             Incorporation of Documents by
                                        Reference to the Statement of
                                        Additional Information of the New
                                        Fund, dated August 2, 2001

         13                             Not Applicable

         14 Incorporation of Documents by Reference to the Combined Statement of Additional Information of the RCB Fund, dated October 27, 2000 and to the Statement of Additional
                                        Information of the New Fund, dated
                                        August 2, 2001

Form N-14 Part C
----------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, as filed with the Commission on August 3, 2001 (SEC File No. 811-7923):

         Prospectus for Class R shares of the RCB Small Cap Value Fund, dated August 2, 2001.

         Statement of Additional Information for the RCB Small Cap Fund, dated August 2, 2001.

From Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of Professionally Managed Portfolios, as filed with the Commission on October 24, 2001 (SEC File No. 811-5037):

         Combined Prospectus for RCB Small Cap Fund (with another series of Professionally Managed Portfolios), dated October 27, 2000.

         Combined Statement of Additional Information for RCB Small Cap Fund (with another series of Professionally Managed Portfolios), dated October 27, 2000.

As previously sent to shareholders of the RCB Small Cap Fund and filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended:

         Annual Report for the RCB Small Cap Fund for the fiscal year ended June 30, 2000.

         Semi-annual Report for the RCB Small Cap Fund for the period ended December 31, 2000.

                    -----------------------------------------

                                     PART A
                                     ------

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                               RCB SMALL CAP FUND

                                      INTO

                            RCB SMALL CAP VALUE FUND

                    -----------------------------------------

                        Professionally Managed Portfolios
                           Reed Conner & Birdwell, LLC
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                                 August 3, 2001


Dear Shareholder of RCB Small Cap Fund:


               We are seeking your approval to reorganize the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP" or the "Trust"), into the RCB Small Cap Value Fund (the "New Fund"), a newly created series of the CNI Charter Funds ("CNI Funds"). The New Fund will continue to be managed by Reed Conner & Birdwell, LLC ("RCB") as portfolio manager, under a sub-advisory agreement with City National Asset Management, Inc., a wholly-owned subsidiary of City National Bank ("CNB"). We believe that the RCB Fund would benefit from becoming part of CNI Funds, a larger fund complex with an aggregate asset value of approximately $4 billion. Specifically, we believe that we can increase the managerial efficiencies of the New Fund by leveraging the resources and expertise of CNB and its affiliates.


               City National Bank and RCB have agreed to pay all expenses of the reorganization so shareholders will not bear those costs.


               The Board of Trustees of PMP has approved the transaction and believes that the proposed reorganization is in the best interests of the RCB Fund and its shareholders and recommends that you vote in favor of the proposal.


               Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly. Since the Special Meeting of Shareholders is less than 6 weeks away, we urge you to give the enclosed material your prompt attention.


               Your vote is important to us. Thank you for taking the time to consider this proposal.


                                    Sincerely,


                                    PROFESSIONALLY MANAGED PORTFOLIOS

                               RCB SMALL CAP FUND

                        PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               RCB SMALL CAP FUND

                          TO BE HELD SEPTEMBER 14, 2001


To the Shareholders of the RCB Small Cap Fund:


               Notice is hereby given that a Special Meeting of Shareholders (the "Shareholder Meeting") of the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP"), will be held at RCB Fund's offices, 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025 on September 14, 2001, at 10:00 a.m., Pacific Standard Time. At the Shareholder Meeting, we will ask you to vote on:


               1. A proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between CNI Charter Funds ("CNI Funds") and PMP providing for the transfer of the assets and stated liabilities of the RCB Fund, a series of PMP, in exchange for the Class R shares of the RCB Small Cap Value Fund, (the "New Fund"), a newly created series of CNI Funds.


               2. Any other business that properly comes before the Shareholder Meeting.


               The proposed transaction is described in the attached Combined Proxy Statement and Prospectus. A copy of the Reorganization Agreement is appended as Exhibit A thereto.


               Only shareholders of record at the close of business on July 27, 2001 (the Record Date), will be entitled to receive this notice and to vote at the Shareholder Meeting or any adjournment thereof.


                                    By Order of the Board of Trustees,

                                    Steven J. Paggioli
                                    President and Trustee


                  Your vote is important regardless of how many
                      shares you owned on the record date.

                               -------------------


Shareholders are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Trustees of PMP. This is important to ensure a quorum at the Shareholder Meeting. Shareholders may also have their votes recorded by facsimile or telephone or through the Internet. Please call Ms. Daryl Weber at
(800) 282-2340 for more information. Proxies may be revoked at any time before they are exercised by submitting to PMP a written notice of revocation or a subsequently executed proxy or by attending the Shareholder Meeting and voting in person. However, attendance at the Shareholder Meeting will not by itself serve to revoke a proxy.

                            COMBINED PROXY STATEMENT

                                       FOR

                               RCB SMALL CAP FUND
                        PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                                       AND

                                   PROSPECTUS

                                       FOR

                            RCB SMALL CAP VALUE FUND
                                CNI CHARTER FUNDS
                              City National Center
                             400 North Roxbury Drive
                         Beverly Hills, California 90210

                              Dated: August 3, 2001


What is this document and why did we send it to you?

               The Board of Trustees of Professionally Managed Portfolios ("PMP" or the "Trust") approved a plan to reorganize the RCB Small Cap Fund (the "RCB Fund"), a series of PMP, into the newly created RCB Small Cap Value Fund (the "New Fund"), a series of CNI Charter Funds ("CNI Funds") (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The special shareholder meeting will be held on September 14, 2001 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.

               This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy.

               As a technical matter, the Reorganization will have three steps:

               o the transfer of the assets and stated liabilities of the RCB Fund to the New Fund in exchange for Class R shares of the New Fund (the "New Fund Shares") of equivalent value to the net assets transferred;

               o the pro rata distribution of those New Fund Shares to shareholders of record of the RCB Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the RCB Fund; and

               o   the immediate liquidation and termination of the RCB Fund.

               As a result of the Reorganization, each shareholder of the RCB Fund would instead hold New Fund Shares having the same total value as the shares of the RCB Fund held immediately before the

Reorganization. Lawyers for the RCB Fund and the New Fund are expected to issue a legal opinion to PMP that the Reorganization should be treated as a tax-free reorganization that should not cause the RCB Fund's shareholders to recognize a gain or loss for federal income tax purposes.

               This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

               The RCB Fund currently is a series of PMP, an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

               o   Prospectus for the RCB Fund dated October 27, 2000; and

               o Statement of Additional Information relating to the RCB Fund also dated October 27, 2000.

               Those documents are available without charge by writing to the RCB Fund at 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, or by calling (800) 282-2340.

               The registration statement for the New Fund (which includes the Prospectus and the Statement of Additional Information for the New Fund, dated August 2, 2001) was initially filed with the SEC on June 4, 2001, and later updated on August 2, 2001. The New Fund will commence operations on or about October 31, 2001. The Prospectus and the Statement of Additional Information for the New Fund, dated August 2, 2001, are incorporated herein and are deemed to be legally part of this document. The Prospectus and the Statement of Additional Information for the New Fund are available without charge by calling (888) 889-0799.

               The Annual Report to Shareholders of the RCB Fund for the fiscal year ended June 30, 2000, containing audited financial statements of the RCB Fund, has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling the RCB Fund at its address and telephone number listed above. The Annual Report to Shareholders of the RCB Fund for the fiscal year ended June 30, 2001, containing audited financial statements of the RCB Fund, will be sent to shareholders when available. The New Fund is a new series of CNI Funds and has not yet commenced operations. Therefore, no Annual Report to Shareholders is available for the New Fund.

               All of these documents are available through the SEC's web site at www.sec.gov. (Information about the RCB Fund can be found under Professionally Managed Portfolios and information about the New Fund can be found under CNI Charter Funds.)

               It is expected that this Proxy Statement will be mailed to shareholders on or about August 13, 2001.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The shares of the New Fund offered hereby are not deposits or obligations of, or guaranteed or endorsed by, any bank, including City National Bank or any of its subsidiaries or affiliates. Such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in shares of mutual funds involve risks including the possible loss of principal.

                                Table of Contents
                                -----------------

                                                                                         Page
                                                                                         ----
I.      INTRODUCTION........................................................................5

        A.     GENERAL......................................................................5

        B.     THE PROPOSAL.................................................................5

        C.     SHARES AND VOTING............................................................7

II.     THE PROPOSAL........................................................................8

        A.     DESCRIPTION OF THE PROPOSED REORGANIZATION...................................8

               1.     The Reorganization....................................................8

               2.     Effect of the Reorganization..........................................9

               3.     Federal Income Tax Consequences.......................................9

               4.     Description of the New Fund Shares...................................10

               5.     Capitalization.......................................................10

        B.     COMPARISON OF THE FUNDS.....................................................10

               1.     Objective, Strategy, Risks and Policies..............................10

                      a.     Objective.....................................................10

                      b.     Strategy......................................................11

                      c.     Risks.........................................................11

                      d.     Policies and Investment Restrictions..........................12

               2.     Comparison of Fees and Expenses......................................13

               3.     Comparative Performance Information..................................14

               4.     Advisory Fees and Other Expenses.....................................15

               5.     Sales Charge.........................................................16

               6.     Investment Manager...................................................16

                      a.     RCB Fund......................................................16

                      b.     New Fund......................................................16

               7.     Distribution and Shareholder Services................................17

                      a.     Distribution..................................................17

                      b.     Shareholder Services..........................................17

               8.     Other Service Providers..............................................18

                      a.     Administrator.................................................18


EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION
---------

PROXY CARD

                                Table of Contents
                                -----------------
                                  (continued)
                                                                                         Page
                                                                                         ----
                      b.     Dividend Disbursing Agent and Transfer Agent..................19

                      c.     Custodian.....................................................19

               9.     Investments, Redemptions and Exchanges...............................19

               10.    Pricing of Fund Shares...............................................20

               11.    Income Dividends, Capital Gains Distributions and Taxes..............20

               12.    Portfolio Transactions and Brokerage Commissions.....................20

               13.    Shareholders' Rights.................................................21

               14.    Tax Consequences.....................................................21

        C.     RECOMMENDATION OF THE BOARD OF TRUSTEES.....................................21

               1.     The Legal Framework..................................................22

               2.     Considerations by the Board of Trustees..............................22

        D.     DISSENTERS' RIGHTS OF APPRAISAL.............................................23

        E.     FURTHER INFORMATION ABOUT THE RCB FUND AND THE NEW FUND.....................23

        F.     VOTE REQUIRED...............................................................24

        G.     FINANCIAL HIGHLIGHTS........................................................24

III.    MISCELLANEOUS ISSUES...............................................................25

        A.     OTHER BUSINESS..............................................................25

        B.     NEXT MEETING OF SHAREHOLDERS................................................25

        C.     LEGAL MATTERS...............................................................25

        D.     EXPERTS.....................................................................25

                                I. INTRODUCTION

     A.        GENERAL

               The Board of Trustees (the "Board of Trustees" or the "Board") of the Trust called this Shareholder Meeting to allow shareholders to consider and vote on the proposed Reorganization of the RCB Fund. The Board of Trustees, including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended (the "Investment Company Act"), approved the Reorganization at a meeting held on June 20, 2001, subject to the approval of the RCB Fund's shareholders.

     B.        THE PROPOSAL

               At the Shareholder Meeting, the shareholders of the RCB Fund will be asked to approve the proposed Reorganization of the RCB Fund into the New Fund. The Reorganization will include the transfer of all of the assets and stated liabilities of the RCB Fund to the New Fund. All remaining RCB Fund shareholders will receive New Fund Shares in exchange. The RCB Fund will then be terminated and liquidated.

               The net asset value per share of the New Fund and the number of shares owned by each New Fund shareholder immediately after the Reorganization will be identical to the net asset value per share of the RCB Fund and identical to the number of shares owned by each RCB Fund shareholder immediately before the Reorganization.

               Reed, Conner & Birdwell, LLC ("RCB") currently serves as the investment adviser to the RCB Fund. After the Reorganization, RCB will continue to serve as portfolio manager of the New Fund pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"). The New Fund will have a substantially similar investment objective, strategies and policies to those of the RCB Fund. Specifically, the New Fund intends to seek capital appreciation by investing in smaller U.S. corporations which are considered undervalued, while the RCB Fund currently seeks capital appreciation through investment in small capitalization companies. However, the New Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of smaller U.S. corporations with a market capitalization of $2.5 billion or less at time of purchase (compared to $1.5 billion or less for the RCB Fund). Furthermore, the New Fund, under normal circumstances, will invest at least 80% (compared to 65% for the RCB Fund) of its net assets in such smaller capitalization securities in order to comply with a recently-enacted SEC rule which requires a fund with a name that suggests that it focuses on a particular type of investments, to invest at least 80% of its net assets in that type of investment. Investments in the New Fund will be subject to substantially similar risks as those of the RCB Fund (see Section II.B.1. below).

               The purchase and redemption procedures of the New Fund will be substantially similar to those of the RCB Fund. The only difference is that upon the completion of the Reorganization, CNI Funds' current transfer agent, SEI Investments Fund Management, will provide, or arrange for others to provide, transfer agency services to the Class R shares of the New Fund. Accordingly, the address and telephone number to which shareholders of the New Fund would direct purchase and redemption requests will be different.

               The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

               The following table shows the comparative fees and expenses you may pay if you buy and hold shares of the RCB Fund as compared to Class R shares of the New Fund. The RCB Fund imposes a front-end sales load but does not charge shareholders for reinvesting dividends. Like the RCB Fund, the New Fund imposes a front-end sales load on purchases of its Class R shares, but does not charge shareholders for reinvesting dividends. Class R shares of the New Fund currently may not be exchanged for Class R shares of another series of CNI Funds because currently only the New Fund may issue Class R shares.


                         Fees and Expenses of Each Fund

                                                                  New Fund
                                                               Class R Shares
                                               RCB Fund          (pro forma)
                                               --------          -----------

Shareholder Fees (fees paid directly
from your investment) Redemption Fee

     Maximum sales charge (load)
     imposed on purchases (as a
     percentage of offering price)              3.50%               3.50%

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets)

     Management Fee*                            0.85%               0.85%

     Distribution/Service
     (12b-1) Fee                                0.25%               0.25%

     Shareholder Services Fee                   0.00%               0.25%

     Other Fund Expenses**                      2.39%               0.26%

Total Annual Fund Operating Expenses**          3.49%               1.61%

     Fee Reduction and/or Expense
     Reimbursement                             (2.00%)             (0.12%)

Net Expenses                                    1.49%               1.49%
                                               =======             =======

* The "Management Fee" is an annual fee, payable monthly out of the each Fund's net assets.

** Other Fund Expenses for the New Fund, and thus the New Fund's Total Annual Fund Operating Expenses, are estimates and may be higher or lower than shown above. Like RCB for the RCB Fund, CNAM has voluntarily agreed to limit its fees or reimburse the New Fund for expenses to the extent necessary to keep the New Fund's Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the New Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Class R shares of the New Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent the New Fund's actual expenses or returns.

Fund                     1 Year        3 Years         5 Years       10 Years
-------------------------------------------------------------------------------
RCB Fund                  $473           $733          $1,012         $1,808
-------------------------------------------------------------------------------
New Fund (pro forma)      $473           $733          $1,012         $1,808

               RCB and the Board of Trustees believe that the proposed Reorganization is in the best interests of the RCB Fund and its shareholders, and that the interests of existing shareholders of the RCB Fund will not be diluted as a result of the proposed Reorganization. (See Section II.C below.)

               City National Bank and RCB will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, RCB and the Board also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

     C.        SHARES AND VOTING

               PMP is a Massachusetts business trust and is registered with the SEC as an open-end management investment company. The Trust currently has 23 operating series, or funds, including the RCB Fund. Each series has its own identity, investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions. The Trust is not a fund family like CNI Funds but instead is a vehicle for unaffiliated, generally stand-alone mutual funds.

               The RCB Fund has only one class of shares, with one fee and expense structure. The RCB Fund's shareholders will receive New Fund Shares in exchange for their RCB Fund shares if the Reorganization is approved and completed.

               Each whole or fractional share of the RCB Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on July 27, 2001, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 470,892.646 shares outstanding held by 89 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

               All shares represented by each properly signed proxy received before the Special Meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Proxy Statement. A proxy may be revoked by a shareholder at any time before its use by written notice to the RCB Fund, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

               The holders of 40% of the outstanding shares entitled to vote present in person or by proxy will constitute a quorum. When a quorum is present, approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the RCB Fund. The term "majority of the outstanding voting securities" of the RCB Fund, as defined in the Investment Company Act, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the RCB Fund present at the Special Meeting if more than 50% of the outstanding shares of the RCB Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the RCB Fund.

               The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares which they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

               Proxies must be voted by mail or facsimile transmission or by Internet or by telephone.

               All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent vote "for" or "against" and are disregarded in determining whether the proposal has received enough votes.

               As of the July 27, 2001, the RCB Fund's shareholders of record and (to the Trust's knowledge) beneficial owners who owned more than five percent of the RCB Fund's shares were as follows:

               Shareholder                   Percentage of the Fund's
                                               Outstanding Shares
--------------------------------------------------------------------------------


Donaldson, Lufkin & Jenrette Securities Corp Mutual Fund Dept., Jersey City, NJ 07303 - 7.18%

Reed, Conner & Birdwell Money Purchase Plan, Los Angeles, CA 90025 - 9.78%

The Winner Living Trust, Manhattan Beach, CA 90266 - 9.87%

Timothy J. Rohner, Carlsbad, CA 92009 - 11.64%

John P. Smith Ira, Yonkers, NY 10710 - 9.12%

Robert Saffer, Brooklyn, NY 11215 - 7.57%


               The officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the RCB Fund as of the Record Date. The officers, directors and employees of RCB, as a group, owned of record and beneficially (directly or indirectly through a retirement plan) less than 1% of the outstanding voting securities of the RCB Fund.


                                II. THE PROPOSAL

     A.        DESCRIPTION OF THE PROPOSED REORGANIZATION

               1.  The Reorganization
                   ------------------

               If the Reorganization is approved, the New Fund will acquire or assume all of the assets and stated liabilities of the RCB Fund on the Effective Date. At that time, the New Fund will issue to the RCB Fund the same number of Class R shares as the shareholders of the RCB Fund held of record on the day before the Effective Date.

               At the same time as that asset transfer, the RCB Fund will distribute the New Fund Shares it receives pro rata to each remaining shareholder of the RCB Fund, distributing the same number of shares as the outstanding shares of the RCB Fund held of record by that shareholder on the day before the Effective Date.

               This distribution of the New Fund Shares to the RCB Fund's shareholders will be accomplished by the establishment of accounts on the New Fund's share records in the names of those shareholders, representing the respective pro rata number of New Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the New Fund Shares will not be issued to the RCB Fund's shareholders.

               Promptly following the RCB Fund's pro rata liquidating distribution of the New Fund Shares to the RCB Fund shareholders, the RCB Fund will liquidate and terminate.

               Completion of the Reorganization is subject to approval by the shareholders of the RCB Fund, and to certain other customary conditions. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Board of Trustees or by the CNI Funds.

               City National Bank and RCB will pay all costs and expenses of the Reorganization, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

               The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

               2.  Effect of the Reorganization
                   ----------------------------

               If the Reorganization is approved by the RCB Fund's shareholders and completed, shareholders of the RCB Fund as of the Effective Date will become shareholders of the New Fund holding Class R shares. The total net asset value of the New Fund Shares held by each shareholder of the RCB Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the RCB Fund Shares held by that same shareholder immediately before completion of the Reorganization.

               After the Reorganization, the investment manager for the New Fund will be CNAM, with RCB serving in the capacity of portfolio manager and sub-advisor pursuant to a sub-advisory agreement with CNAM. Additionally, there will be the following changes in service providers to the New Fund: (i) SEI Investments Mutual Fund Services will replace Investment Company Administration LLC as the administrator, (ii) SEI Investment Distribution Co. will replace First Fund Distributors, Inc. as the distributor, (iii) SEI Investments Fund Management will replace American Data Services, Inc. as the Class R share transfer agent, and (iv) First Union National Bank will replace Firstar Institutional Custody Services as the custodian.

               In connection with the Reorganization, the RCB Fund will make a special one-time distribution to shareholders of the RCB Fund's undistributed net realized capital gains, if any, and ordinary income. This distribution will result in less income and less realized capital gain, if any, being distributed at year end. If the RCB Fund experiences net capital losses between the closing date of the Reorganization and October 31, 2001, this distribution will have the practical effect of accelerating the distribution of capital gains to shareholders.

               3.  Federal Income Tax Consequences
                   -------------------------------

               As a condition to the closing of the Reorganization, the RCB Fund and the New Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the New Fund (which they expect to receive), substantially to the effect that, for federal income tax purposes: (a) the transfer by the RCB Fund of substantially all of its assets to the New Fund solely in exchange for the Class R shares of the New Fund, as described above, is a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss is recognized by the RCB Fund upon the transfer of substantially all of its assets to the New Fund in exchange solely for Class R shares of the New Fund; (c) no gain or loss is recognized by the New Fund on receipt of the RCB Fund assets in exchange for the Class R shares of the New Fund; (d) the tax basis of the assets of the RCB Fund in the hands of the New Fund is, in each instance, the same as the tax basis of those assets in the hands of the RCB Fund immediately prior to the Reorganization; (e) the holding period of the RCB Fund's assets in the hands of the New Fund includes the period during which the assets were held by the RCB Fund; (f) no gain or loss is recognized to the shareholders of the RCB Fund upon the receipt of the Class R shares of the New Fund solely in exchange for the RCB Fund's shares; (g) the tax basis of the Class R shares of the New Fund received by the RCB Fund shareholders is, in each instance, the same as the tax basis of the RCB Fund shares surrendered in exchange therefor; and (h) the holding period of the Class R shares of the New Fund received by the RCB Fund shareholders includes the holding period during which shares of the RCB Fund surrendered and exchanged therefor were held by such shareholders. PMP does not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization.

               4.  Description of the New Fund Shares
                   ----------------------------------

               Each New Fund Share issued to RCB Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund Share will represent an equal interest in the assets of the New Fund. The New Fund Shares will be sold and redeemed based upon the net asset value of such shares next determined after receipt of the purchase or redemption request, as described in the New Fund's Prospectus.

               5.  Capitalization
                   --------------

               The capitalization of the RCB Fund and the New Fund as of July 31, 2001 and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:


                                 (Unaudited)       (Unaudited)
                                   New Fund         RCB Fund
                             ------------------ ------------------

Aggregate net assets                   $0**      $8,808,492.74

Shares outstanding*                     0**        470,892.646

Net asset value per share              $0**             $18.71

* Each Fund is authorized to issue an indefinite number of shares. Additionally, CNI Funds will offer multiple classes of shares of the New Fund, including the Class R shares issued in the Reorganization.


** The New Fund is a new series of CNI. It has not yet commenced operations and currently has no assets and no shares outstanding.

     B.        COMPARISON OF THE FUNDS

               1.  Objective, Strategy, Risks and Policies
                   ---------------------------------------

               The New Fund will have a substantially similar investment objective and substantially similar strategies and policies to those of the RCB Fund.

               a.  Objective

               The New Fund's investment objective is to seek capital appreciation through investment in smaller U.S. corporations which are considered undervalued. This is substantially similar to the investment objective of the RCB Fund, which seeks capital appreciation through investment in small capitalization companies.

               b.  Strategy

               The New Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of smaller U.S. corporations with a market capitalization of $2.5 billion or less at time of purchase (compared to $1.5 billion or less for the RCB Fund). Furthermore, the New Fund, under normal circumstances, will invest at least 80% (compared to 65% for the RCB Fund) of its net assets in such smaller capitalization securities in order to comply with a recently-enacted SEC rule which requires a fund with a name that suggests that it focuses on a particular type of investments to invest at least 80% of its assets in that type of investment. In selecting investments for the New Fund, RCB will employ substantially the same principal strategy that RCB currently uses for the RCB Fund. Specifically, the investment philosophy of RCB with respect to the New Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. RCB will determine the universe of potential companies for investment through their systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information RCB derives from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. RCB evaluates companies within this universe for fundamental characteristics such as: (i) return on capital trends,
(ii) cash flow and/or earnings growth, (iii) free cash flow, (iv) balance sheet integrity and (v) intrinsic value analysis.

               c.  Risks

                   (i)   Market Risks.

               By investing in stocks, both the RCB Fund and the New Fund may expose shareholders to risks that could cause them to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of a shareholder's investment in either the RCB Fund or the New Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. Each of the RCB Fund and the New Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

                   (ii)  Smaller Capitalized Companies.

                  Like the RCB Fund, the New Fund will invest in smaller capitalized companies, which generally may have greater earnings and sales growth potential than larger capitalized companies. Furthermore, like the RCB Fund, the level of risk will be increased to the extent that the New Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, like the RCB Fund, the New Fund may hold a significant percentage of a company's outstanding shares, which means that the New Fund may have to sell such investments at discounts from quoted prices.

                   (iii) Focus.

                  Like the RCB Fund, the New Fund may hold a relatively small number of securities positions, each representing a relatively large portion of the New Fund's capital. Losses incurred in such positions could have a material adverse effect on the New Fund's overall financial condition. The New Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the New Fund and may be concentrated in different sectors or industries than the New Fund.

               d.  Policies and Investment Restrictions

                   (i)   Fundamental Investment Restrictions.

            The following fundamental investment restrictions of the New Fund are substantially similar to those of the RCB Fund and cannot be changed without the affirmative vote of a majority of the respective Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

         1. With respect to 75% of its assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

         2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         3. Borrow money except as stated in the prospectus and the SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings. The Fund also may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

         4. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

         5. Purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

         6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.


         7. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

            The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations are fundamental policies of each Fund and may not be changed without shareholder approval.

                   (ii)  Non-fundamental Investment Restrictions.

            The following non-fundamental investment restrictions of the New Fund are substantially similar to those of the RCB Fund and can be changed without the affirmative vote of a majority of the respective Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

         1.    Invest in companies for the purpose of exercising control.

         2. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act or an order of exemption therefrom.

         3. Purchase or hold securities that are illiquid, or are otherwise not readily marketable, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

         4. With respect to fundamental investment restriction d.(i)3 above, each Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

            Each of the foregoing percentage limitations apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of that Fund's net assets are invested in illiquid securities because of changes in valuations, that Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental policies of each Fund and may be changed by the Board without a vote of shareholders.

               2.  Comparison of Fees and Expenses
                   -------------------------------

                  The RCB Fund imposes a front-end sales load but does not charge shareholders for reinvesting dividends. Like the RCB Fund, the New Fund imposes a front-end sales load on purchases of its Class R shares, but does not charge shareholders for reinvesting dividends. Class R shares of the New Fund currently may not be exchanged for Class R shares of another series of CNI Funds because currently only the New Fund may issue Class R shares. (See Section I.B. above).

               3.  Comparative Performance Information
                   -----------------------------------

                  The following performance information indicates some of the risks of investing in the RCB Fund. The bar chart shows the RCB Fund's total returns for the last two calendar years. The bar chart does not reflect sales charges, which would lower the performance returns shown. The table below the bar chart shows the RCB Fund's performance returns for the periods indicated compared with those of broad-based market indices. Unlike the bar chart, the performance returns shown in the table assume that the maximum sales charge was paid. No performance is shown for the New Fund because it has not yet commenced operations. Of course, past performance is no guarantee of future results.

                            17.65
                            ____
                           |    |
                           |    |                  12.87
                           |    |                  ____
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                 |-----------------------|-----------------------|
                            1999                   2000





                                 1 Year Ended        From Inception (9/30/98) to
                               December 31, 2000          December 31, 2000
--------------------------------------------------------------------------------
RCB Fund                            12.87%                      26.40%
--------------------------------------------------------------------------------
S&P 500 Index*                      -9.10%                      13.66%
--------------------------------------------------------------------------------
Russell 2000 Index**                 3.0%                       14.92%
--------------------------------------------------------------------------------
Russell 2000 Value Index**          22.83%                      13.10%

* The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and
   July 1.


** The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.


               4.   Advisory Fees and Other Expenses
                    --------------------------------

               RCB currently serves as the investment adviser to the RCB Fund. After the Reorganization, CNAM will serve as the investment manager to the New Fund and RCB will serve as the portfolio manager and sub-advisor pursuant to a sub-advisory agreement with CNAM. However, the contractual advisory fee rate for the New Fund will not differ from that of the RCB Fund, which rate is currently 0.85% of the average daily net assets of the RCB Fund. For the fiscal year ended June 30, 2000, the RCB Fund accrued advisory fees owed to RCB of $33,384, all of which were waived by RCB. For the same period, RCB reimbursed the RCB Fund an additional $45,525 in expenses. CNAM or RCB may seek recovery of these waived advisory fees and certain reimbursed operating expenses from the Class R shares of the New Fund after the Reorganization occurs, provided that recovery is effected within three years after the original waiver or reimbursement and the recovery can be achieved within the applicable expense limit, if any, and if certain other conditions are satisfied.

               Like the RCB Fund, the total annual expense limitation of the New Fund will be 1.49%. RCB has agreed to the expense limitation (excluding interest and taxes) pursuant to a contract with PMP with respect to the RCB Fund. Upon the completion of the Reorganization, CNAM will enter into a similar arrangement with CNI Funds with respect to the Class R shares of the New Fund for purposes of limiting the total annual expenses limitation of the Class R shares to 1.49% for current fiscal year. This means that shareholders of the RCB Fund should not face increased expenses as a result of the Reorganization. Under the respective arrangements, the RCB Fund and the New Fund are required to reimburse RCB and CNAM, respectively, for any reductions in RCB's and CNAM's respective fees or their payment of expenses only during the three years following those reductions or payments and only if such reimbursement can be achieved within the foregoing expense limits, if any, and if certain other conditions are satisfied.

               5.  Sales Charge
                   ------------

               Shares of the RCB Fund and the Class R shares of the New Fund are sold subject to a front-end sales charge. The sales charge declines with the size of a shareholder's purchase, as shown below:


                                       As a Percentage of     As a Percentage
Your Investment                          Offering Price        of Investment
---------------                          --------------        -------------

Less than $50,000                            3.50%                 3.25%

$50,000 but less than $100,000               3.00%                 3.09%

$100,000 but less than $200,000              2.50%                 2.56%

$200,000 but less than $300,000              2.00%                 2.04%

$300,000 but less than $500,000              1.00%                 1.01%

$500,000 or more                              None                  None

               6.  Investment Manager
                   ------------------

                   a.    RCB Fund

               RCB is currently the investment manager for the RCB Fund. RCB is a wholly owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of June 30, 2001, RCB managed assets of approximately $1.2 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over forty years.

               Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of RCB, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of RCB, are principally responsible for the management of the RCB Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively. Mr. Bronchick and Mr. Kerr will be principally responsible for the portfolio management of the New Fund.

                   b.    New Fund

               Upon the completion of the Reorganization, RCB will serve as the portfolio manager to the New Fund pursuant to a sub-advisory agreement with CNAM. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

               CNAM is a wholly-owned subsidiary of CNB, a federally chartered commercial bank founded in the early 1950's with over $7.2 billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of CNC. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $18.5 billion in assets under administration, which includes $7.2 billion in assets under management.

               7.   Distribution and Shareholder Services
                    -------------------------------------

                   a.    Distribution

               First Fund Distributors, Inc. (the "RCB Distributor") and PMP are parties to a distribution agreement (the "RCB Distribution Agreement"). The RCB Distributor has its principal business offices at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. PMP has adopted a distribution plan (the "RCB Plan") with respect to the RCB Fund. The RCB Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act. The RCB Distribution Agreement and the RCB Plan provide that PMP will pay RCB, as the RCB Distribution Coordinator, a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the RCB Fund. RCB can use these fees only to reimburse itself for eligible expense, such as to compensate broker/dealers and service providers (including RCB and its affiliates) that provide distribution services to holders of these shares or their customers who beneficially own these shares. The RCB Fund paid $9,819 in distribution fees for the fiscal year ended June 30, 2000.

               Upon completion of the Reorganization, CNI Funds' current distributor, SEI Investments Distribution Co. (the "CNI Distributor"), will serve as the distributor to the New Fund pursuant to an existing distribution agreement between CNI Funds and the CNI Distributor (the "CNI Distribution Agreement"). The CNI Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. CNI Funds will also adopt a distribution plan with respect to the Class R shares of the New Fund (the "CNI Plan"). The CNI Distribution Agreement and the CNI Plan provide that CNI Funds will pay the CNI Distributor a fee calculated daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the New Fund. The CNI Distributor can use these fees to compensate broker/dealers and service providers (including CNB and its affiliates) that provide distribution services to holders of these shares or their customers who beneficially own these shares. Unlike that of the RCB Fund, the distribution fee payable by the Class R shares of the New Fund for any given period is not limited to the actual distribution expenses incurred respecting those shares, and the distribution fee may be greater or less than the distribution expenses actually incurred. Since the New Fund has not commenced operations, it has not yet paid any distribution fees.

                   b.    Shareholder Services

               Unlike the RCB Fund, CNB intends to include the Class R shares of the New Fund in its existing Shareholder Services Agreement with CNI Funds upon completion of the Reorganization. Pursuant to that Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to the Class R shares of the New Fund. As compensation for the provision of such services, the New Fund will pay CNB a fee of 0.25% of the New Fund's average daily net assets attributable to its Class R shares on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the New Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the New Fund with respect to shares of the New Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the New Fund.

               Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the New Fund's Class R shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the

New Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold Class R shares of the New Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

               8.  Other Service Providers
                   -----------------------

                   a.    Administrator

               PMP, on behalf of the RCB Fund, entered into an Administrative Services Agreement (the "RCB Administrative Services Agreement") with Investment Company Administration LLC (the "RCB Administrator"). The RCB Administrator has its principal business offices at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. For its services, the RCB Administrator receives a monthly fee (the "RCB Administrative Services Fee") from the RCB Fund at the following annual rate:


          Average Net Assets                     Fee or Fee Rate

          Less than $15,000,000                      $30,000

          $15 million to $50 million                  0.20%

          $50 million to $100 million                 0.15%

          $100 million to $150 million                0.10%

          Over $150 million                           0.05%


               The RCB Administrative Services Fee payable to the RCB Administrator by the RCB Fund under the RCB Administrative Services Agreement is the only fee or expense payable by the RCB Fund for the following ordinary services: all administrative services, monitor and oversee the activities of the RCB Custodian and RCB Transfer Agent named below, and all other ordinary services and operating expenses (other than brokerage commissions, dealer mark-ups, taxes, interest and extraordinary items). The RCB Administrator may potentially earn greater profits under the Administrative Services Agreement if assets of the RCB Fund grow sufficiently large to reduce actual operating expenses to less than the RCB Administrative Services Fee.

               Upon completion of the Reorganization, CNI Funds' current administrator, SEI Investments Mutual Fund Services (the "CNI Administrator"), will serve as the administrator to the New Fund pursuant to an existing administrative services agreement between CNI Funds and the CNI Administrator (the "CNI Administrative Services Agreement"). The CNI Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services, the CNI Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the CNI Funds (including, after the reorganization, the New Fund) (the "CNI Administrative Services Fee"). The CNI Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the New Fund's shares. Any such waiver is voluntary and may be terminated at any time in the CNI Administrator's sole discretion. Pursuant to a separate agreement with the CNI Administrator, CNB will perform certain sub-administration services on behalf of the New Fund, for which it receives a fee paid by the CNI Administrator out of its administration fee at the annual rate of 0.075% of the average daily assets of the New Fund.

                   b.    Dividend Disbursing Agent and Transfer Agent

               American Data Services, Inc. ("RCB Transfer Agent"), P.O. Box 5536, Hauppauge, New York 11788-0132, serves as the RCB Fund's dividend disbursing agent and the transfer agent pursuant to a Transfer Agency and Service Agreement. For its services, the RCB Transfer Agent is entitled to a fee equal to the greater of (i) a minimum maintenance charge per fund/class of $9,600 per year or (ii) charges based upon the total of all open/closed accounts per fund/class at an annual rate of $8 per account. Upon completion of the Reorganization, CNI Funds' current transfer agent, SEI Investments Fund Management (the "CNI Transfer Agent"), will serve as the transfer agent to the Class R shares of the New Fund pursuant to an existing transfer agency agreement between CNI Funds and the CNI Transfer Agent. The CNI Transfer Agent is located at 530 East Swedesford Road, Wayne, Pennsylvania 19087. For its services, the CNI Transfer Agent is entitled to a fee of $12,500 per year plus certain outofpocket expenses.

                   c.    Custodian

               Firstar Institutional Custody Services, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the RCB Fund's assets (the "RCB Custodian"). The RCB Custodian's responsibilities include holding and administering the Fund's cash and securities, handling the receipt and delivery of securities, furnishing a statement of all transactions and entries for the account of the RCB Fund, and furnishing the RCB Fund with such other reports covering securities held by it or under its control as may be agreed upon from time to time. For its services, the RCB Custodian is entitled to a fee of 0.03% of PMP's first $20 million of net assets, plus 0.02% of the next $20 million of net assets and 0.015% of the remaining net assets. Upon completion of the Reorganization, CNI Funds' current custodian, First Union National Bank (the "CNI Custodian"), will serve as the custodian to the New Fund pursuant to an existing custodian agreement between CNI Funds and the CNI Custodian. For its services, the CNI Custodian is entitled to a fee of 0.01% of the CNI Funds' first $2.5 billion of net assets, 0.0075% of the next $2.5 billion of net assets, 0.005% of the next $5 billion of net assets and 0.004% of the remaining net assets.

               9.  Investments, Redemptions and Exchanges
                   --------------------------------------

               The RCB Fund and the New Fund generally require a minimum initial investment of $25,000 ($1,000 for retirement plans) and subsequent investments of $1,000 or more. Both offer an automatic investment plan under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the applicable Fund.


               The purchase and redemption procedures of the New Fund's Class R shares will be substantially similar to those of the RCB Fund. The only difference is that upon the completion of the Reorganization, the CNI Transfer Agent will serve as the New Fund's transfer agent, as described above. Accordingly, the address and telephone number to which shareholders of the New Fund would direct purchase and redemption requests will be different.


               Shareholders in the RCB Fund may not exchange their shares for shares of other mutual funds offered by PMP. Similarly, Class R shareholders in the New Fund (after the Reorganization) would not be able exchange their shares for shares of any series of the CNI Funds until such time, if ever, that such other series offer Class R shares.

               10. Pricing of Fund Shares
                   ----------------------

               The net asset value ("NAV") for one share of either the RCB Fund or the New Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the relevant fund. Each Fund's NAV is calculated by dividing the total net value of that Fund's assets by the number of outstanding shares for that Fund. The value of each Fund's investments is based on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees of the relevant Fund. As noted above, CNI Funds offers multiple classes of shares of the New Fund; accordingly, each share class will have a different NAV.

               11. Income Dividends, Capital Gains Distributions and Taxes
                   -------------------------------------------------------

               The RCB Fund currently makes distributions of dividends and capital gains, if any, at least annually, typically after the RCB Fund's fiscal year end. The RCB Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

               The New Fund will declare and distribute investment income annually as a dividend to shareholders. The New Fund will make distributions of capital gains, if any, at least annually. If a shareholder owns New Fund shares on the New Fund's record date, that shareholder will be entitled to receive the distribution. Following the New Fund's fiscal year end, the New Fund may make additional distributions to avoid the imposition of a tax. The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

               Both the RCB Fund and the New Fund will automatically reinvest a shareholder's dividends and capital gain distributions in additional full or fractional shares, unless that shareholder instructs the respective Funds prior to the date of the dividend or distribution of that shareholder's election to receive payment in cash.

               The New Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, the New Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

               12. Portfolio Transactions and Brokerage Commissions
                   ------------------------------------------------

               After the closing of the Reorganization, RCB will continue to be responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of commission rates through its new capacity as the portfolio manager and sub-advisor of the New Fund. In placing orders for the RCB Fund's (and after the closing of the Reorganization, the New Fund's) portfolio transactions, RCB will use its reasonable efforts to seek to execute portfolio transactions in a manner which, under the circumstances, results in total costs or proceeds being the most favorable to the New Fund. In assessing the best overall terms available for any transaction, RCB considers all factors it deems relevant, including the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the broker-dealer's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to RCB that RCB may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. RCB is not required to obtain the lowest commission or the best net price for the New Fund on any particular transaction and is not required to execute any order in a fashion either preferential to the New Fund relative to other accounts RCB manages or otherwise materially adverse to any other accounts.

               13. Shareholders' Rights
                   --------------------

               PMP is a Massachusetts business trust. Because the RCB Fund is a series of PMP, its operations are governed by PMP's Agreement and Declaration of Trust and By-laws and applicable Massachusetts law. CNI Funds is a Delaware business trust. Because the New Fund is a series of CNI Funds, its operations are governed by CNI's Agreement and Declaration of Trust and By-laws and applicable Delaware law. Also, the composition of the Board of Trustees of CNI Funds is different from that of PMP, both in terms of membership and size. See the respective Statements of Additional Information of the RCB Fund and the New Fund for more information on their respective Boards of Trustees.

               The RCB Fund and the New Fund normally will not hold meetings of shareholders except as required under the Investment Company Act and Massachusetts law (in the case of the RCB Fund) or Delaware law (in the case of the New Fund). Shareholders of each of the RCB Fund and the New Fund have no preemptive or subscription rights. The shares of each of the RCB Fund and the New Fund have non-cumulative voting rights, with each shareholder of that Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each of the RCB Fund and the New Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of PMP and the CNI Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Boards' selection of the Funds' independent accountants. If a matter affects only the interests of a specific class of the New Fund's shares, such as approval of a Rule 12b-1 distribution plan for that class, then only shares of that class may be voted on the matter.

               14. Tax Consequences
                   ----------------

               Both the RCB Fund and the New Fund intend to make distributions of dividends and capital gains. Dividends are taxable to a shareholder as ordinary income. The rate a shareholder pays on capital gain distributions will depend on how long either the RCB Fund or the New Fund held the securities that generated the gains, not how long a shareholder owned the respective Fund shares. A shareholder will be taxed in the same manner whether or not that shareholder receive the dividends and capital gain distributions in cash or reinvest them in additional shares of the respective Funds.

     C.        RECOMMENDATION OF THE BOARD OF TRUSTEES

               In response to the circumstances described above, the Board of Trustees of PMP, after due consideration, has unanimously approved the proposed Reorganization, subject to approval by RCB Fund shareholders. The Trustees, after reviewing the terms of the proposed Reorganization, concluded that the proposed Reorganization is in the best interests of the shareholders of the RCB Fund. The Board of Trustees also unanimously recommends that shareholders vote for the adoption of the proposal.

               1.  The Legal Framework
                   -------------------

               The proposed Reorganization, if approved by the RCB Fund's shareholders, will close as soon as practicable, subject to the satisfaction of certain conditions thereto. The Investment Management Agreement between the New Fund and CNAM will remain in effect for an initial term of up to two years and will continue in effect thereafter for successive periods if, and so long as, such continuance is specifically approved annually by (a) the Board of Trustees of CNI Funds or (b) a majority vote of the New Fund's shareholders, provided that in either event, the continuance is also approved by a majority of the Board of Trustees of CNI Funds who are not interested persons (the "independent Trustees") by a vote cast in person at a meeting called for the purpose of voting on such approval.

               2.  Considerations by the Board of Trustees
                   ---------------------------------------

               The transactions contemplated by the Reorganization were presented to the Board of Trustees of PMP for consideration at its June 20, 2001 meeting of the Board of Trustees. The Board of Trustees, including a majority of the independent Trustees, voted to approve the proposed Reorganization.

The Board of Trustees concluded unanimously that the Proposal set forth in this Combined Proxy Statement and Prospectus is in the best interests of the RCB Fund and its shareholders and would not result in the dilution of such shareholders' interests.

               In determining whether to recommend approval of the Reorganization to shareholders of the RCB Fund, the Board of Trustees (including the independent Trustees), made an inquiry into a number of matters and considered the following factors, among others:


               (i) the compatibility of investment objectives, policies and restrictions of the RCB Fund and the New Fund,


               (ii) the capabilities of CNAM, RCB, CNB and other service providers to the New Fund,


               (iii)  the nature of the RCB Fund's existing shareholder base,


               (iv) expense ratios and available information regarding the fees and expenses of the RCB Fund and the New Fund,


               (v) portfolio transaction policies of the RCB Fund and the New Fund,


               (vi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests,


               (vii) costs incurred by the RCB Fund and New Fund as a result of the Reorganization,


               (viii) tax consequences of the Reorganization, and


               (ix)   possible alternatives to the Reorganization.


               In reaching the decision to approve the Reorganization and to recommend that the shareholders of the RCB Fund vote to approve the Reorganization, the Board of Trustees, including the independent Trustees, unanimously concluded that the participation of the RCB Fund in the Reorganization is in the best interests of the RCB Fund's shareholders and would not result in the dilution of such shareholders' interests. Their conclusion was based on a number of factors, including the following:


               (i) The investment objective, policies and restrictions of the RCB Fund and the New Fund will be substantially the same;


               (ii) RCB will continue to be responsible for providing day-to-day investment management services to the New Fund following consummation of the Reorganization, which the Trustees believe to be important to the RCB Fund's existing shareholder base; and


               (iii) CNAM has agreed to waive fees payable to it and/or reimburse the New Fund for expenses in excess of fixed expense caps, and to maintain (at least initially) the total annual operating expenses of the New Fund at or equal to that of the current operating expense level of the RCB Fund, even though CNAM may in the future modify or eliminate such waivers and reimbursements.

     D.        DISSENTERS' RIGHTS OF APPRAISAL

               Shareholders of the RCB Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under Massachusetts law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the RCB Fund at net asset value. After the Reorganization, shareholders of the RCB Fund will hold shares of the New Fund, which may also be redeemed at net asset value in accordance with the procedures substantially similar to those described in the RCB Fund's Prospectus dated October 27, 2000, subject to applicable redemption procedures.

     E.        FURTHER INFORMATION ABOUT THE RCB FUND AND THE NEW FUND

               Further information about the RCB Fund is contained in the following documents:

               o      RCB Fund Prospectus dated October 27, 2000.

               o RCB Fund Statement of Additional Information also dated October 27, 2000.

               o Documents that relate to the RCB Fund are available, without charge, by writing to the RCB Fund, 11111 Santa Monica Blvd., Suite 1700, Santa Monica, California 90025.

               The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549.

               The New Fund is not now an operating mutual fund, but it does have a prospectus that has been declared effective by the SEC. Shareholders may obtain a prospectus and Statement of Additional Information relating to the New Fund without charge by calling (888) 889-0799.

               All of these documents are available through the SEC's web site at www.sec.gov. (Information about the RCB Fund can be found under Professionally Managed Portfolios and information about the New Fund can be found under CNI Charter Funds.)

               It is expected that this Proxy Statement will be mailed to shareholders on or about August 13, 2001.

     F.        VOTE REQUIRED

               Approval of the proposed Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the RCB Fund within the meaning of the Investment Company Act. If the shareholders of the RCB Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the RCB Fund and its shareholders, including liquidation, subject to approval by the shareholders of the RCB Fund if required by applicable law.

     G.        FINANCIAL HIGHLIGHTS

               The following table shows the RCB Fund's financial performance during the past five years. Certain information reflects financial results for a single Fund share. "Total Return" shows how much a shareholder investment in the RCB Fund would have increased or decreased during each period, assuming that shareholder had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker. Their report and the RCB Fund's financial statements are included in the RCB Fund's Annual Report, which are available without charge by writing to the RCB Fund at 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, or by calling (800) 282-2340.


                               RCB Small Cap Fund

For a capital share outstanding throughout each period



                                                       Year Ended           September 30, 1998*
                                                        June 30,                  through
                                                          2000                 June 30, 1999
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $15.93                   $10.00

Income from investment operations:
   Net realized loss                                       (0.06)                   (0.02)
   Net realized and unrealized gain on investments          0.52                     5.95


Total from investment operations                            0.46                     5.93

Less distributions:
   From net realized gain                                  (0.59)                    -

Net asset value, end of period                            $15.80                   $15.93
                                                          ======                   ======

Total Return                                                3.28%                   59.30%++

Ratios/supplemental data:
   Net assets, end of period (millions)                    $5.2                     $3.2

Ratio of expenses to average net assets:
   Before fees waived and expenses absorbed                 3.49%                    7.76%+
   After fees waived and expenses absorbed                  1.49%                    1.49%+

Ratio of net investment loss to average net assets:
   Before fees waived and expenses absorbed                (2.50%)                  (6.60%)+
   After fees waived and expenses absorbed                 (0.50%)                  (0.33%)+
Portfolio turnover rate                                    59.76%                   35.70%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.



               The New Fund is a new series of CNI Funds and has not yet commenced operations. Accordingly, there are no financial highlights with respect to the New Fund. The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

                           III. MISCELLANEOUS ISSUES

     A.        OTHER BUSINESS

               The Board of Trustees knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     B.        NEXT MEETING OF SHAREHOLDERS

               The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. If the Reorganization is not completed, the next meeting of the shareholders of the RCB Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

     C.        LEGAL MATTERS

               Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the New Fund Shares will be passed upon for CNI Funds by Paul, Hastings, Janofsky & Walker LLP.

     D.        EXPERTS

               The financial statements of the RCB Fund for the year ended June 30, 2000, contained in the Trust's 2000 Annual Report to Shareholders, have been audited by Tait, Weller & Baker, independent accountants, as stated in their report dated August 4, 2000, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.


          Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                    EXHIBIT A
                                    ---------



                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION


               This Agreement and Plan of Reorganization (this "Agreement") is made as of this _____ day of _____, 2001, by and between Professionally Managed Portfolios, a Massachusetts business trust ("PMP"), on behalf of its RCB Small Cap Fund (the "Old Fund"), and CNI Charter Funds, a Delaware business trust ("CNI Funds"), on behalf of its RCB Small Cap Value Fund (the "New Fund").

               WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") which will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for Class R shares of beneficial interest of the New Fund (the "New Shares");

               WHEREAS, the Board of Trustees of PMP, including a majority of the Trustees who are not "interested persons" of PMP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

               WHEREAS, the Board of Trustees of CNI Funds, including a majority of the Trustees who are not "interested persons" of CNI Funds, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of CNI Funds formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

               NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   Article 1
                    Transfer of Assets and Stated Liabilities

     1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereafter defined), the Old Fund shall transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of the New Shares which is equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.7 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

     1.2 Liquidation of the Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares received by it pursuant to Section 1.1.

     1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing the New Shares shall be issued.

     1.4 Time and Date of Computation. The number of the New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the Old Fund and PMP.

     1.5 Closing Time and Place. The Closing Date shall be __________, 2001, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, but in any event not later than __________, 2001, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of CNI Funds, 400 North Roxbury Drive, Beverly Hills, California, or such other time and/or place as the parties may mutually agree.

     1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     1.7 Termination of Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of PMP shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

               The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

     2.1 Shareholder Approval. On or prior to the Closing Date, the shareholders of the Old Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Massachusetts law and the 1940 Act.

     2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

     2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by PMP or CNI Funds to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

     2.4 Effective Registration Statement. The Form N-1A Registration Statement of CNI Funds with respect to the New Fund (the "Form N-1A") and the Form N-14 Registration Statement Combined Proxy Statement and Prospectus of CNI Funds with respect to the Reorganization (the "Form N-14") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

     2.5 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the Old Fund assets to the New Fund in exchange for the New Shares and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by the New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares;

     (c) No gain or loss will be recognized by the Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares;

     (d) No gain or loss will be recognized by any shareholder of the Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

     2.6 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of CNI Funds and the President of PMP shall have executed a certificate to such effect.

     2.7 Statement of Assets and Liabilities. The Old Fund shall have delivered to CNI Funds on the Closing Date a statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of PMP's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

               The parties represent and warrant as follows:

     3.1 Structure and Standing. Each party hereto represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

     3.2 Power. Each party hereto represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     3.4 Fund Assets. The Old Fund represents and warrants that on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

     3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of CNI Funds has any preemptive right to subscription or purchase in respect thereof;
(c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by CNI Funds and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

     3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

     3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

     3.8 Acquisition of the Shares. The Old Fund represents and warrants that the New Shares to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

     3.9 CNI Funds. CNI Funds represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

     3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statement of Assets and Liabilities as of __________, 2001 provided to CNI Funds and the Statement of Assets and Liabilities required by
Section 2.7 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

     3.11 No Adverse Changes in Old Fund. The Old Fund represents and warrants that since __________, 2001, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by CNI Funds (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

     3.12 Proxy Statement. Each party represents and warrants that the Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     3.13 Compliance. Each of the Old Fund and the New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

     4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

     4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

     4.3 Preparation of Combined Prospectus and Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, CNI Funds shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Form N-14 with respect to the Reorganization and shall use its best efforts to provide that the combined prospectus and proxy statement contained therein can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

     4.4 Fees and Expenses. Whether or not this Agreement is consummated, each of the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the N-14 and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. City National Asset Management, Inc. ("CNAM"), the investment manager to the New Fund, and Reed, Conner & Birdwell, LLC ("RCB"), the investment adviser to the Old Fund and the sub-adviser and portfolio manager to the New Fund, have agreed to reimburse the Old Fund for the expenses listed in items (i) through (v), inclusive, above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the N-14; (iii) expenses associated with preparing and filing one or more post-effective amendments to CNI Funds' Form N-1A registration statement respecting the New Fund; (iv) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (v) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. CNB and RCB have agreed to reimburse the New Fund for the expenses listed in items (i), (ii), (iv) and (v) above.

     4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

     4.6       Indemnification.

     (a) CNI Funds and the New Fund each agrees to indemnify PMP, the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by CNI Funds or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date. Notwithstanding the above, any such indemnification for acts occurring after the Closing Date shall be for a period of not later than one (1) year after the Closing Date.

     (b) PMP and the Old Fund each agrees to indemnify CNI Funds, the New Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by PMP or the Old Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date. Notwithstanding the above, any such indemnification for acts occurring after the Closing Date shall be for a period of not later than one (1) year after the Closing Date.

                                   Article 5
                        Termination, Amendment and Waiver

     5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of PMP or the Board of Trustees of CNI Funds at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

     5.2 Effect of Termination. In the event of any termination pursuant to Section 5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

     5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

     5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of PMP or the Board of Trustees of CNI Funds, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Old Fund, or of the New Fund, as the case may be.

                                    Article 6
                               General Provisions

     6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

     6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

     6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to PMP at __________, Attention: President, or CNI Funds at 400 North Roxbury Drive, Beverly Hills, California 90210, Attention: President.

     6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

               IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of its RCB Small Cap Fund


                                By: _______________________________


                                CNI CHARTER FUNDS, on behalf of
                                its RCB Small Cap Value Fund


                                By: ________________________________

                                   PROXY CARD


             Professionally Managed Portfolios - RCB Small Cap Fund


                         Special Meeting of Shareholders


                               September 14, 2001


The undersigned hereby appoints each of _______________ and ______________, as proxy, with the power to appoint his (or her) substitute, and hereby authorizes him (or her) to represent and to vote, as designated below, all shares of the RCB Small Cap Fund (the "Fund"), a series of the Professionally Managed Portfolios (the "Trust"), held of record by the undersigned on July 27, 2001 or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this card. The Board of Trustees recommends a vote FOR the proposals.

Please mark your votes as in this example. |X|


-------------------------------------------------------------------------------------------

Proposal                                                        For     Against   Abstain
-------------------------------------------------------------------------------------------
1. Proposal to approve an Agreement and Plan of                  |_|      |_|        |_|
Reorganization between CNI Charter Funds ("CNI Funds")
and Professionally Managed Portfolios ("PMP") providing
for the transfer of the assets and stated liabilities of
the RCB Small Cap Fund, a series of PMP, in exchange for
the Class R shares of the RCB Small Cap Value Fund, a
newly created series of CNI Funds, all as described in
the accompanying Proxy Statement.
-------------------------------------------------------------------------------------------
2. To transact such other business as may properly come          |_|      |_|        |_|
before the Special Meeting, or any adjournment thereof.
-------------------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposal as marked, or if not marked to vote FOR the Proposal, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card at one in the enclosed envelope.
--------------------------------------------------------------------------------


____________________________________        ____________________________________
Signature                    Date           Signature                   Date


--------------------------------------------------------------------------------
NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.
--------------------------------------------------------------------------------

                    -----------------------------------------

                                     PART B
                                     ------

                       STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE REORGANIZATION OF

                               RCB SMALL CAP FUND

                                      INTO

                            RCB SMALL CAP VALUE FUND

                    -----------------------------------------

                                CNI CHARTER FUNDS
                            RCB SMALL CAP VALUE FUND
                         ------------------------------

                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                                 (800) 708-8881

                 -----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 3, 2001
                     FOR REGISTRATION STATEMENT ON FORM N-14

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 3, 2001, which has been filed by CNI Charter Funds (the "CNI Funds") in connection with a Special Meeting of Shareholders of the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP"), that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to CNI Funds at the address indicated above or by calling toll-free (800) 708-8881.

                  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

               Further information about CNI Funds, the RCB Fund, PMP and the RCB Small Cap Value Fund (the "New Fund"), a newly created series of CNI Funds, is contained in the RCB Fund's Prospectus dated October 27, 2000, the New Fund's Prospectus dated August 2, 2001, the Annual Report for the RCB Fund for the fiscal year ended June 30, 2000 and the Semi-annual Report for the RCB Fund for the period ended December 31, 2000. The Annual Report to Shareholders of the RCB Fund for the period ended June 30, 2001, containing audited financial statements of the RCB Fund, will be sent to shareholders when available. The RCB Fund's Combined Statement of Additional Information, dated October 27, 2000, and the New Fund's Statement of Additional Information dated August 2, 2001 are incorporated by reference in this Statement of Additional Information and are available without charge by calling PMP at (800) 282-2340 and CNI Funds at (800) 708-8881, respectively.


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
General Information...................................................... B-3

                               GENERAL INFORMATION

                  The shareholders of the RCB Small Cap Fund (the "RCB Fund") are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") regarding the reorganization of the RCB Fund into the RCB Small Cap Value Fund (the "New Fund"), a newly created series of CNI Charter Funds (that transaction is referred to as the "Reorganization"), and the transactions contemplated thereby. The Plan contemplates the transfer of all of the assets and liabilities of the RCB Fund as of the effective date of the Reorganization to the New Fund (the "Effective Date"), and the assumption by the New Fund of the stated liabilities of the RCB Fund, in exchange for Class R shares of the New Fund. Promptly after the Effective Date, the RCB Fund will distribute to its shareholders of record as of the close of business on the Effective Date the Class R shares of the New Fund received. The Class R shares of the New Fund that will be issued for distribution to the RCB Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the RCB Fund held as of the closing of the reorganization (the "Closing Date"). PMP will then take all necessary steps to terminate the qualification, registration and classification of the RCB Fund. All issued and outstanding shares of the RCB Fund will be canceled on the RCB Fund's books. Shares of the New Fund will be represented only by book entries; no share certificates will be issued.

                  A Special Meeting of the RCB Fund's shareholders to consider the Reorganization will be held at the offices of PMP, 11111 Santa Monica Blvd, Suite 1700, Los Angeles, California 90025 on September 14, 2001 at 10:00 a.m., Pacific Standard Time.

                  For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about PMP and the RCB Fund, see the RCB Fund's Combined Statement of Additional Information, dated October 27, 2000, which is available without charge by calling PMP at
(800) 282-2340. For further information about CNI Funds and the New Fund, see the New Fund's Statement of Additional Information dated August 2, 2001, which is available without charge by call CNI Funds at (800) 708-8881.

                    -----------------------------------------


                                     PART C
                                     ------

                                CNI CHARTER FUNDS
                                OTHER INFORMATION
                    -----------------------------------------

                                CNI CHARTER FUNDS
                         -------------------------------

                                    FORM N-14
                         -------------------------------

                                     PART C

                         -------------------------------



ITEM 15. INDEMNIFICATION
         ---------------

         Please see Article VI of the Registrant's By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

         "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

         Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.



ITEM 16.        EXHIBITS
                --------
                (1)     Agreement and Declaration of Trust.
                        (a) Form of Agreement and Declaration of Trust.  (A)
                        (b) Form of Amendment to the Agreement and Declaration of Trust.  (B)
                        (c) Certificate of Amendment to the Certificate of Trust.  (B)
                (2)     By-Laws.
                        (a) By-Laws dated October 25, 1996.  (A)
                        (b) Amendment to the By-Laws of the Trust.  (B)
                (3)     Voting Trust Agreement - Not applicable.
                (4)     Form of Agreement and Plan of Reorganization is included in Part A.
                (5)     Instruments Defining Rights of Security Holder - Not applicable.
                (6)     Form of Investment Management Agreement.  (B)
                        (a) Schedule to Investment Management Agreement.  (E)
                (7)     Form of Distribution Agreement.  (B)
                (8)     Bonus of Profit Sharing Contracts  - Not applicable.
                (9)     Form of Custody Agreement.  (B)
                (10)    Form of Shareholder Services Agreement.  (B)



                                      C-2



                (11)    Consent and Opinion of Counsel as to legality of shares - File herewith.
                (12)    Form of Consent and Opinion of Counsel as to Reorganization Tax Matters - File herewith.
                (13)    Other Material Contracts
                        (a) Form of Administrative Services Agreement.  (B)
                            (i)  Schedule to Administrative Services Agreement.  (E)
                        (b) Form of Transfer Agent Agreement.  (B)
                            (i)  Schedule to Transfer Agent Agreement.  (E)
                        (c) Form of Shareholder Services Agreement.  (E)
                        (d) Shareholder Services Agreement.  (F)
                        (e) Sub-Administration Agreement.  (F)
                (14)    Other Opinions - Not applicable.
                (15)    All financial statements omitted pursuant to Item 14(a)(1) - Not  applicable.
                (16)    Powers of Attorney.  (D)
                (17)    Additional Exhibits - Not applicable.


                ------------------------------------
(A) Previously filed as an exhibit to Registrant's Registration Statement on Form N1-A (333-16093) on November 14, 1996.
(B) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 8 (333-16093) on May 3, 1999.
(C) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 13 (333-16093) on February 28, 2000.
(D) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 14 (333-16093) on June 12, 2000.
(E) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 15 (333-16093) on August 25, 2000.
(F) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 16 (333-16093) on January 28, 2001.

ITEM 17. UNDERTAKINGS
         ------------

                  (1) Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Beverly Hills and State of California, on the 2nd day of August, 2001.


                                           CNI CHARTER FUNDS



                                           /s/ Vernon C. Kozlen*
                                           ---------------------
                                           Vernon C. Kozlen
                                           President, Chief Executive Officer


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                     TITLE                              DATE
---------                     -----                              ----

/s/ Vernon C. Kozlen*         President &                        August 2, 2001
---------------------         Chief Executive Officer
Vernon C. Kozlen


/s/ Jeffrey Fries*            Controller &                       August 2, 2001
------------------            Chief Operating Officer
Jeffrey Fries


/s/ Irwin G. Barnet*          Trustee                            August 2, 2001
--------------------
Irwin G. Barnet


/s/ Maria D. Hummer*          Trustee                            August 2, 2001
--------------------
Maria D. Hummer


/s/ James R. Wolford*         Trustee                            August 2, 2001
---------------------
James R. Wolford


/s/ William R. Sweet*         Trustee                            August 2, 2001
---------------------
William R. Sweet


/s/ Victor Meschures*         Trustee                            August 2, 2001
---------------------
Victor Meschures



* By:    /s/ Mitchell E. Nichter
         -----------------------
         Mitchell E. Nichter, Attorney-in-Fact
         pursuant to Powers of Attorney

                                                          SEC File No. 333-63958

                                CNI CHARTER FUNDS

                                    FORM N-14

                                  EXHIBIT INDEX



Number        Exhibit
------        -------

11            Consent and Opinion of Counsel as to legality of shares

12            Form of Consent and Opinion of Counsel as to Reorganization Tax
              Matters

99.1          Prospectus for the RCB Small Cap Value Fund dated August 2, 2001

99.2 Statement of Additional Information for the RCB Small Cap Value Fund dated August 2, 2001

                                   EXHIBIT 11

            Consent and Opinion of Counsel as to Legality of Shares -
                      Paul, Hastings, Janofsky & Walker LLP

VIA EDGAR

                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                      San Francisco, California 94104-2635
                            Telephone (415) 835-1600
                            Facsimile (415) 217-5333
                              Internet www.phjw.com

August 2, 2001

CNI Charter Funds
400 North Roxbury Drive
Beverly Hills, CA  90210

Ladies and Gentlemen:

               We have acted as counsel to CNI Charter Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No. 18 to the Trust's Registration Statement filed on Form N-1A with the Securities and Exchange Commission (the "Post-Effective Amendment") and relating to the issuance by the Trust of an indefinite number of $0.01 par value shares of beneficial interest (the "Shares") of the RCB Small Cap Value Fund series of the Trust (the "Fund").

               In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion upon our review of the following records, documents and instruments:

               (a) the Agreement and Declaration of Trust of the Trust dated October 25, 1996 (the "Trust Instrument"), certified to us by an officer of the Trust as being true and complete and in effect on the date hereof;

               (b) the Trust's Certificate of Trust as filed with the Delaware Secretary of State on October 30, 1996, certified to us by an officer of the Trust as being true and complete and in effect on the date hereof;

               (c) the Bylaws of the Trust certified to us by an officer of the Trust as being true and complete and in effect on the date hereof;

               (d)    the Post-Effective Amendment;

CNI Charter Funds
August 2, 2001
Page 2



               (e) resolutions relating to the designation of the Fund as a series of the Trust and the issuance of the Shares adopted by the Board of Trustees of the Trust at a meeting of the Board held on August 2, 2001, certified by an officer of the Trust as being in full force and effect without amendment or modification; and

               (f) a certificate of an officer of the Trust concerning certain factual matters relevant to this opinion.

               Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in the Delaware Code Annotated (as updated on August 2, 2001). We have not undertaken a review of other Delaware law or court decisions or of any administrative decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the business trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

               Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Fund's Prospectuses respecting the Shares included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, then it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

               This opinion is rendered to you solely in connection with the Post-Effective Amendment and is solely for your benefit. We hereby consent to the use of this opinion in connection with the Post-Effective Amendment. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

Sincerely yours,

/s/ Paul, Hastings, Janofsky & Walker LLP

                                   EXHIBIT 12

         Form of Consent and Opinion as to Reorganization Tax Matters -
                      Paul, Hastings, Janofsky & Walker LLP

(213) 683-6000


August __, 2001


CNI Charter Funds
[address]

Professionally Managed Portfolios
[address]

Re:     Reorganization of RCB Small Cap Fund and RCB Small Cap Value Fund

Ladies and Gentlemen:

You have requested our opinion with respect to certain Federal income tax matters in connection with the reorganization by and between the RCB Small Cap Value Fund (the "New Fund"), a series fund of CNI Charter Funds, a Delaware business trust ("CNI Funds"), and RCB Small Cap Fund (the "Old Fund"), a series fund of Professionally Managed Portfolios, a Massachusetts business trust ("PMP"). This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated as of June ___, 2001 (the "Reorganization Agreement"), by CNI Funds for itself and on behalf of the New Fund and by PMP for itself and on behalf of the Old Fund, and adopts the applicable defined terms therein.

This letter and the opinion expressed herein are for delivery to CNI Funds and PMP and may be relied upon only by CNI Funds and PMP and their shareholders. This opinion also may be disclosed by CNI Funds or PMP or any of their shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting CNI Funds or PMP or any of their shareholders or in connection with any judicial proceeding relating to the Federal, state or local tax liability of CNI Funds or PMP or any of their shareholders.

For purposes of this opinion we have assumed the truth and accuracy of the following facts:

CNI Funds was duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is validly existing under the laws of Delaware. CNI Funds is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

PMP was duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Massachusetts. PMP is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

CNI Charter Funds
Professionally Managed Portfolios
August __, 2001
Page 2



The New Fund was duly created pursuant to a resolution of the Board of Trustees of CNI Funds, and is validly existing under the laws of Delaware as a series fund of CNI Funds. The New Fund has an authorized capital of an indefinite number of shares and each outstanding share of the New Fund is fully transferable and has full voting rights.

The Old Fund was duly created pursuant to a resolution of the Board of Trustees of PMP, and is validly existing under the laws of Massachusetts as a series fund of PMP. The Old Fund has an authorized capital of an indefinite shares and each outstanding share of the Old Fund is fully transferable and has full voting rights.

For what has been represented as valid business purposes, the following transaction (the "Transaction") will take place in accordance with the laws of the State of Delaware and pursuant to the Reorganization Agreement:

        (a) On the date of the closing (the "Closing Date"), Old Fund will transfer substantially all of its assets to the New Fund. Solely in exchange therefor, the New Fund will assume all of the stated liabilities of the Old Fund and deliver to the Old Fund a number of voting shares of the New Fund which represents 50% or more of the aggregate voting shares of the New Fund.

        (b) The Old Fund will then liquidate and distribute all of the shares of the New Fund to the shareholders of the Old Fund in proportion to their respective interests in the Old Fund in exchange for their shares in the Old Fund.

        (c) The Old Fund will then wind up and dissolve as soon as practicable thereafter and its legal existence as a series fund of PMP shall be terminated.

In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

        (1) The Reorganization Agreement; and

        (2) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinion referred to in this letter.

For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by the New Fund and the Old Fund, as applicable:

        (A) The fair market value of the shares of the New Fund received by each shareholder of the Old Fund will be approximately equal to the fair market value of the shares of the Old Fund surrendered in the exchange.

CNI Charter Funds
Professionally Managed Portfolios
August __, 2001
Page 3



        (B) There is no plan or intention by the New Fund or any person related to the New Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the stock of the New Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the New Fund's business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes ("Affiliated Group Relationship") or if one corporation owns stock possessing at least 50% or more of the voting power or value of the other corporation (the "Parent-Subsidiary Relationship")).

        (C) During the five-year period ending on the date of the Transaction, neither the Old Fund nor any person related to the Old Fund by having a Parent-Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired stock of the Old Fund with consideration other than shares of the New Fund or the Old Fund (except for shares of the Old Fund acquired from dissenters in the transaction), or (ii) redeemed or made distributions with respect to the Old Fund shares, except for redemptions in the ordinary course of the Old Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act and distributions necessary to qualify for the special tax treatment afforded regulated investment companies under Section 852 of the Internal Revenue Code of 1986, as amended (the "Code"), and made in the ordinary course of the Old Fund's business as a qualified regulated investment company.

        (D) Prior to or in the Transaction, neither the New Fund nor any person related to the New Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the New Fund) will have owned stock of the Old Fund.

        (E) The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B) and (C) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions, and distributions) of the proprietary interest in the Old Fund on the effective date of the Transaction.

        (F) The New Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Old Fund immediately prior to the Transaction. For purposes of this representation, amounts used by the Old Fund to pay its reorganization expenses, amounts paid by the Old Fund to shareholders who receive cash or other property (including, any payments to dissenters), and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Old Fund's business as an investment company) made by the Old Fund immediately preceding the transfer have been included as assets of the Old Fund held immediately prior to the Transaction.

CNI Charter Funds
Professionally Managed Portfolios
August __, 2001
Page 4



        (G) After the Transaction, the shareholders of the Old Fund will be in control of the New Fund within the meaning of Code Section 368(a)(2)(H), which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

        (H) The New Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Old Fund acquired in the Transaction, except for dispositions made in the ordinary course of its business as an investment company. If the New Fund does sell any of the assets of the Old Fund acquired in the Transaction, the New Fund will use the proceeds from such sale in accordance with the New Fund's investment objectives.

        (I) The New Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company pursuant to the provisions of section 22(e) of the 1940 Act.

        (J) In pursuance of the plan of reorganization, the Old Fund will distribute as soon as practicable the shares of the New Fund it receives in the Transaction.

        (K) The liabilities of the Old Fund assumed by the New Fund plus the liabilities to which the assets are subject were incurred by the Old Fund in the ordinary course of its business and are associated with the assets transferred.

        (L) The fair market value of the assets of the Old Fund transferred to the New Fund will equal or exceed the sum of the liabilities assumed by the New Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

        (M) The total adjusted bases of the assets of the Old Fund transferred to the New Fund will equal or exceed the sum of the liabilities to be assumed by the New Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

        (N) Following the Transaction, the New Fund will continue the historic business of the Old Fund or use a significant portion of the Old Fund's historic business assets in a business.

        (O) At the time of the Transaction, the New Fund will not have any outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares in the New Fund that, if exercised or converted, would affect the Old Fund's shareholders' acquisition or retention of control of the New Fund, as defined in Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50 % of the total combined voting power of all classes of shares entitled to vote, or at least 50 % of the total value of all classes of shares.

        (P) There is no intercorporate indebtedness existing between the Old Fund and the New Fund that was issued, acquired, or will be settled at a discount.

CNI Charter Funds
Professionally Managed Portfolios
August __, 2001
Page 5



        (Q) The Old Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

        (R) The investment advisor to the Old Fund will pay or assume only those expenses of the Old Fund and the Old Fund's shareholders that are solely and directly related to the Transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer agents' fees and expenses). Otherwise, the New Fund, the Old Fund, and the shareholders of the Old Fund will pay their respective expenses, if any, incurred in connection with the Transaction.

        (S) The Old Fund and the New Fund each meets the requirements of a regulated investment company set forth in Code Section 368(a)(2)(F).

        (T) The Old Fund and the New Fund has each elected to be taxed as a "regulated investment company" under Code Section 851 and, for all of the taxable periods (including the last short taxable period ending on the date of the Transaction for the Old Fund), has qualified for the special tax treatment afforded regulated investment companies under the Code, and after the Transaction, the New Fund intends to continue to so qualify.

        (U) There is no plan or intention by the shareholders of the Old Fund who own 5% or more of the Old Fund stock, and to the best knowledge of the management of the Old Fund, to sell, exchange, or otherwise dispose of a number of shares of the New Fund received in the Transaction that would reduce the Old Fund shareholders' ownership of the New Fund stock to a number of shares having a value, as of the date of the Transaction, of less than 50% of the value of all the formerly outstanding stock of the Old Fund as of the same date. For purposes of this assumption, shares of the Old Fund exchanged for cash or other property or surrendered by dissenters will be treated as outstanding stock of the Old Fund on the date of the Transaction. Additionally, shares of the Old Fund and shares of the New Fund held by the Old Fund shareholders and otherwise sold, redeemed or disposed of prior to or subsequent to the Transaction will be treated as outstanding stock of the Old Fund on the date of the Transaction.

        (V) If any cash is being transferred to the shareholders of the Old Fund in lieu of fractional shares of the New Fund, such cash does not represent separately bargained for consideration in the Transaction.

        (W) Following the Transaction, the Old Fund, the New Fund and the shareholders of the Old Fund will comply with the information reporting, record retention and return filing requirements set forth in Treasury Regulations
Section 1.368-3.

Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Old

CNI Charter Funds
Professionally Managed Portfolios
August __, 2001
Page 6



Fund distributes the shares of the New Fund received in the Transaction as soon as practicable, we are of the opinion that:

        (a) The transfer of substantially all of the Old Fund's assets to the New Fund in exchange for shares of the New Fund ("Shares") and the assumption of the Old Fund's stated liabilities, and the distribution of the Shares to the Old Fund shareholders in liquidation of the Old Fund, will constitute a "reorganization" (the "Reorganization") within the meaning of Code Section 368(a);

        (b) No gain or loss will be recognized by the New Fund upon the receipt of the assets of the Old Fund solely in exchange for Shares and the assumption by the New Fund of the Old Fund's stated liabilities;

        (c) No gain or loss will be recognized by the Old Fund upon the transfer of its assets to the New Fund in exchange for Shares and the assumption by the New Fund of the Old Fund's stated liabilities;

        (d) No gain or loss will be recognized by the Old Fund's shareholders upon the exchange of their shares of the Old Fund for Shares;

        (e) The tax basis of Shares received by each Old Fund shareholder pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by that shareholder immediately before the Reorganization;

        (f) The tax bases of the assets of the Old Fund acquired by the New Fund will be the same as the tax bases of such assets to the Old Fund immediately prior to the Reorganization;

        (g) The holding period of Shares to be received by each Old Fund shareholder will include the period during which the Old Fund shares exchanged therefor were held by such shareholder; and

        (h) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund.

The opinion set forth above represents our conclusions as to the application of Federal income tax law existing as of the date of this letter to the Transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

CNI Charter Funds
Professionally Managed Portfolios
August __, 2001
Page 7



We express no opinion as to any Federal income tax issue or other matter except those set forth above.

Very truly yours,



PAUL, HASTINGS, JANOFSKY & WALKER LLP

                                  EXHIBIT 99.1

                   Prospectus for the RCB Small Cap Value Fund

[LOGO]    CNI
          CHARTER FUNDS (SM)



                            RCB SMALL CAP VALUE FUND

                                     CLASS R

                                   PROSPECTUS
                              DATED AUGUST 2, 2001





                               INVESTMENT ADVISOR:
                          REED, CONNER & BIRDWELL, LLC

            The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        ------------------------------------------------------------------
        Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

TABLE OF CONTENTS



Summary.........................................................1
Management of the Fund..........................................6
Additional Investment Strategies and Related Risks..............8
How to Buy and Sell Shares......................................9
Dividends and Taxes............................................17
Financial Highlights...........................................19
Important Terms to Know........................................20
For More Information...................................back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the fund described here should request the SAI and review it before purchasing shares.

This Prospectus offers Class R shares of the RCB Small Cap Value Fund (the "Fund"). Class R shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs, and purchase shares of the Fund through their broker. The Fund offers other classes of shares which are subject to the same management fee and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

SUMMARY


        Our Goal

        The Fund seeks capital appreciation through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

        Principal Strategy

        We invest in a diversified portfolio of equity securities of smaller U.S. corporations, generally with a market capitalization of $2.5 billion or less at the time of purchase. Under normal circumstances, at least 80% of the Fund's net assets consists of these securities. The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

              o       Return on capital trends
              o       Cash flow and/or earnings growth
              o       Free cash flow
              o       Balance sheet integrity
              o       Intrinsic value analysis

        Our research effort also includes an investigation of the strength of companies' business franchises and managements' commitment to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price would result in an intensive re-evaluation of the holding and a possible sale.

        The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax-efficient. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

        Principal Risks of Investing in the Fund

        Market Risk - As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. By investing in stocks, the Fund will expose you to risks that could cause you to lose money, such as a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

        Smaller Capitalized Companies - The Fund primarily invests in smaller capitalized companies. The investment manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, the Fund may hold a significant percentage of a company's outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.

        Focus. The Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

        Past Performance

        The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Class R shares of the Fund for the indicated periods. The Fund intends to commence operations on October 1, 2001, after the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") into the Class R shares of the Fund. The returns for the Class R shares of the Fund reflect the performance of the Predecessor Fund prior to the reorganization. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

        This bar chart shows the performance of the Fund's Class R shares based on a calendar year.

               [Bar Chart Showing

               Fund 12.87%  18.07%

                  2000      1999]

               Best Quarter - 21.60% (Q2 1999)
               Worst Quarter - -5.08% (Q3 1999)

        This table shows the average annual total returns of the Class R shares for the periods ending December 31, 2000.

                                          One Year   Since Inception (9/30/1998)

               Fund                         12.87%         26.40%
               S&P 500 Index                -9.07%         13.68%
               Russell 2000 Index           -3.02%         14.92%
               Russell 2000 Value Index     22.83%         13.11%

        For the period from January 1, 2001 through June 30, 2001, the Fund returned 20.63%.

        Fees and Expenses of the Fund

        This table describes the fees and expenses you may pay if you buy and hold Class R shares of the Fund.

        Shareholder fees (fees paid directly from your investment)

        Maximum sales charge (load) imposed on
        purchases                                                         3.50%
        (as a percentage of offering price)

        Maximum deferred sales charge (load)                               None

        Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

        Management Fee*                                                   0.85%

        Distribution (12b-1) Fees                                         0.25%

        Other Expenses

           Shareholder Servicing Fee                       0.25%

           Other Fund Expenses**                           0.26%

        Total Other Expenses                                              0.51%
        ------------------------------------------------------------------------
        Total Annual Fund Operating Expenses**                            1.61%

          *The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

        ** Other Fund Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates and may be higher or lower than shown above. The investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Class R Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

        Example

        The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class R shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year    3 Years   5 Years   10 Years
         ------    -------   -------   --------
          $508      $840      $1,195    $2,194

MANAGEMENT OF THE FUND


        Investment Advisor

        Reed, Conner & Birdwell, LLC (the "Investment Advisor"), a wholly owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"), the Fund's investment manager. The Investment Advisor's address is 11111 Santa Monica Blvd., Ste. 1700, Los Angeles, California 90025. As of June 30, 2001, the Investment Advisor managed assets of approximately $1.2 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over forty years.

        Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of the Investment Advisor, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of the Investment Advisor, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.

        Investment Manager

        As investment manager, CNAM provides the Fund with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

        CNAM is a wholly-owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $9.1 billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $18.5 billion in assets under administration, which includes $7.2 billion in assets under management.

        CNAM receives for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM pays to the Investment Advisor.

        Administrator

        SEI Investments Mutual Fund Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a separate agreement with the Administrator, CNB performs certain sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.075% of the average daily net assets of the Fund.

        Distributor

        SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

        Distribution of Fund Shares

        The Fund has adopted a plan (the "Plan") for its Class R shares under Rule 12b-1 of the Investment Company Act. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of the average daily net assets of the Class R shares for the sale and distribution of the Class R shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

        The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

        Shareholder Servicing Fees

        The Fund has adopted a shareholder services agreement that allows the Fund to pay fees to broker-dealers and other financial intermediaries (including the CNB and its affiliates) for services provided to Class R shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will also increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Class R shares of the Fund, a portion or all of which may be received by CNB or its affiliates.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS


        The following risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled "Summary."

        Foreign Securities - The Fund may invest up to 35% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

        Defensive Investments - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund's portfolio manager, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

        Portfolio Turnover - We will sell a security when we believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

HOW TO BUY AND SELL SHARES


        Here are the details you should know about how to purchase and sell (sometimes called "redeem") shares:

        How to Buy Shares

        By Telephone - To open an account by telephone, call 1 (888) 889-0799 to obtain instructions and a fax number to which you should send your completed account application. We will establish your account and contact you with your new account number. After you have obtained an account number, you may instruct your bank to wire the amount of your investment to (your bank may charge a fee to wire money):

                                 Bankers Trust Company
                                   New York, New York
                                    ABA # 021001033
            for credit to: Forum Shareholder Services, LLC Acct #01-465-547
                              Re: RCB Small Cap Value Fund
                                      [Your name]
                                 [Your account number]

        By Mail - To open an account by mail, please send to us your completed account application, together with a check made payable to:

                                   CNI Charter Funds
                                      P.O. Box 446
                                   Portland, ME 04112

        Or, for overnight mailings:

                                   CNI Charter Funds
                                   2 Portland Square
                                   Portland, ME 04101

        Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third-party checks, credit card checks, or cash.

        Through Your Authorized Institution - You may also purchase shares of the Fund through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

        How to Sell Shares

        By Mail - To redeem shares by mail, prepare a written request including:

          o    Your name(s) and signature(s)

          o The name of the Fund (the RCB Small Cap Value Fund) and your account number
          o    The dollar amount or number of shares you want to redeem
          o    How and where to send your proceeds
          o A signature guarantee, if required (see "Signature Guarantee Requirements" below)
          o Any other required documentation, such as corporate resolutions or trust documents

        Mail your request and documentation to us (see "How to Buy Shares - By Mail" above).

        By Wire - You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

        To request a wire redemption, mail us your request (see "How to Buy Shares - By Mail" above) or call us with your request (see "By Telephone" below). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

        By Telephone - You may only request payment of your redemption proceeds by telephone if you have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

        To redeem shares by telephone, call us with your request at 1 (888) 889-0799. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

        Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges -- see "By Wire" above).

        Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. The Fund will not be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

        Redemptions Through Authorized Institutions - If you hold shares through an Authorized Institution, you must redeem your shares through that Authorized Institution. Contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

        Systematic Withdrawal Plan - If you own shares of the Fund with an aggregate value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on a specified date. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.

        To set up periodic withdrawals, complete the "Systematic Withdrawal Plan" section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by Automatic Clearing House ("ACH") payment. To redeem your shares using ACH payments, call us at 1 (888) 889-0799.

        Miscellaneous - Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but not later than seven days after the receipt of your request.

        We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

        The Fund may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

        How to Exchange Shares

        Currently, Class R shares are not exchangeable for any other class of shares in the Fund or for shares in any of the other CNI Charter Funds.

        General Information

        How and when we calculate the Fund's net asset value ("NAV") determines the price at which you will buy or sell shares. We calculate the NAV of the Fund after the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

        If we receive your purchase or redemption order from your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE.

        How We Calculate NAV

        NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Different classes of the Fund have different NAVs. More details about how we calculate the NAV for the Fund are in the SAI.

        Purchase and Account Balance Minimums

        You may open an account with a $25,000 investment in the Fund, and thereafter may make additional investments of $1,000 or more at any time. You may open a retirement plan account (e.g., an IRA) with a $1,000 investment, and may thereafter make additional investments of $100 or more at any time.

        Automatic Investment Plan

        If you have a checking or savings account with a bank, thrift or savings and loan, you may establish an Automatic Investment Plan. You may then begin regularly scheduled investments of at least $100 per month through automatic deductions from your checking or savings account. To participate in the Automatic Investment Plan, complete the appropriate section on your account application form.

        Sales Charges

        Class R shares of the Fund are sold subject to a front-end sales charge. The offering price of Class R shares of the Fund is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

                                                 As a          As a Percentage
                                             Percentage of        of Your
        Your Investment                      Offering Price      Investment
        ---------------                      --------------      ----------

        Less than $50,000                        3.50%              3.25%
        $50,000 but less than $100,000           3.00%              3.09%
        $100,000 but less than $200,000          2.50%              2.56%
        $200,000 but less than $300,000          2.00%              2.04%
        $300,000 but less than $500,000          1.00%              1.01%
        $500,000 or more                          None               None

        Reduced Sales Charges

        Rights of Accumulation - In calculating the appropriate sales charge rate, you may add the value of the Class R Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class R Shares you purchased previously for (1) your account, (2) your spouse's account, (3) a joint account with your spouse, or (4) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class R Shares purchased previously that were sold subject to a sales charge. As a result, Class R shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's' ages). The Fund may amend or terminate this right of accumulation at any time.

        Letter of Intent - You may purchase Class R shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class R shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class R shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

        You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

        Combined Purchase/Quantity Discount Privilege - When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class R shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class R shares you purchase with a Letter of Intent.

        Waivers of Sales Charges

        Affiliates - The front end sales charge will be waived on Class R shares bought by: (1) officers, trustees, directors and full time employees of CNI Charter Funds, the Investment Advisor, CNAM, the distributor to the Fund, affiliates of such companies, and by their family members; (2) institutions, their employees and individuals who are direct investment advisory clients of the Investment Advisor or CNAM and their family members; (3) registered representatives and employees of firms which have sales agreements with the distributor to the Fund; (4) investment advisors, financial planners or other intermediaries who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services; (5) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; (6) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in
        Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"; (7) foundations, endowments and other organizations exempt from taxation under Section 501(c)(3) of the Internal Revenue Code; (8) paid subscribers to electronic or other financial media services which have an association with the Investment Advisor or CNAM, their principals and officers; and (9) investors who purchase shares with redemption proceeds of another mutual fund within 60 days of such redemption, provided that the investors paid a sales charge on the original shares redeemed. When making a purchase at NAV pursuant to this provision, the investor should forward to us either (1) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (2) a copy of the confirmation from the other fund showing the redemption transaction.

        Investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the "Reduced Sales Charges" section of the Fund's Account Application. Existing shareholders of the Fund who qualify for this privilege should call the Fund at 1 (888) 889-0799 for instructions on how to make subsequent purchases of Class R shares at net asset value.

        Investors who qualify to buy Class R shares at net asset value may be charged a fee by their broker or dealer or if they effect transactions in the Fund's shares through a broker or agent.

        Reinvestment - If you redeem your Class R shares, you may reinvest into Class R shares all or any part of the proceeds of your redemption within 90 days from the date of your redemption without being subject to a sales charge. To take advantage of this option, you must inform us of your intent within 90 days of the date of your redemption.

        General Information About Sales Charges

        Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

        From time to time, some financial institutions, including brokerage firms affiliated with the Investment Advisor or CNAM, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities laws.

        Signature Guarantee Requirements

        To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

                o       Your redemption request is for $50,000 or more
                o       Changes to a shareholder's record name

                o Redemption from an account for which the address or account registration has changed within the last 30 days
                o Sending proceeds to any person, address, brokerage firm or bank account not on record

                o Sending proceeds to an account with a different registration (name or ownership) from yours
                o Changes to telephone or wire redemption privileges and adding or changing bank instructions

        Lost Accounts

        We will consider your account lost if correspondence to your address of record is returned as undeliverable, unless we determine your new address. When an account is lost, all distributions on the account will be reinvested in additional Class R shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to us will be reinvested and the checks will be canceled.

DIVIDENDS AND TAXES


        Dividends

        We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

        We will automatically reinvest your dividends and capital gain distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

        Taxes

        Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

        The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale of Fund shares is a taxable event.

        Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund's shares will be treated as a sale, and any gain on the transaction may be taxable.

        You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

        If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

        More information about taxes is in the SAI.

Financial Highlights

        The following financial highlights tables are intended to help you understand the Fund's financial performance. The Fund intends to commence operations on October 1, 2001, upon the reorganization of the Predecessor Fund into the Fund. Financial highlights are presented below for the Predecessor Fund. Information for the periods ending June 30, 2000 and June 30, 1999 has been audited by independent auditors whose report is not included here. Information presented in the financial highlights tables is for a share of the Predecessor Fund outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).



                                              Period ended       Period ended
                                              June 30, 2000     June 30, 1999(1)


Net Asset Value Beginning of Period               $15.93             $10.00
   Net Investment Income/(Loss)                   (0.06)             (0.02)
   Net Realized and Unrealized                     0.52                5.95
   Gains/(Losses) on Securities
   Distributions from Net Investment Income       (0.59)               --
Net Asset Value End of Period                     $15.80             $15.93
Total Return                                       3.28%             59.30%

Net Assets End of Period (000's)                  $5,200             $3,200
Ratio of Expenses to Average Net Assets(2)         1.49%              1.49%
Ratio of Expenses to Average Net Assets            3.49%              7.76%
  (Excluding Waivers)(2)
Ratio of Net Income to Average Net Assets(2)     (0.50%)            (0.33%)
Ratio of Expenses to Average Net Assets          (2.50%)            (6.60%)
  (Excluding Waivers)(2)
Portfolio Turnover Rate                           59.76%             35.70%




--------
1 The Predecessor Fund commenced operations on September 30, 1998.
2  Annualized.

Important Terms to Know


        The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and July 1.

        The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

        The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price to book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

                               [LOGO] CNI CHARTER
                                      -----------
                                      FUNDS (SM)



                            RCB SMALL CAP VALUE FUND

                                    CLASS R

                                   PROSPECTUS
                              DATED AUGUST 2, 2001



For More Information



CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Once it becomes available, in the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its preceding fiscal year. Once they become available, additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to shareholders. To receive a free copy of this Prospectus, the SAI, or the Annual or Semi-Annual Reports (when available), please contact:



    SEI Investments Distribution Co.
    One Freedom Valley Drive
    Oaks, Pennsylvania 19456



Information about the Fund may be reviewed and copied:

o       at the SEC's Public Reference Room in Washington, D.C. at
        1-800-SEC-0330;

o       on the EDGAR database at the SEC's Internet site at www.sec.gov; or


o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at www.publicinfo@sec.gov.


If you have questions about the Fund, please call 1-888-889-0799.

      The Fund's Investment Company Act file
      number: 811-07923.




                                                                    CNI-F-000-00

                                  EXHIBIT 99.2

      Statement of Additional Information for the RCB Small Cap Value Fund

                       STATEMENT OF ADDITIONAL INFORMATION





                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                            RCB SMALL CAP VALUE FUND

                 Institutional Class, Class A and Class R Shares





                                 August 2, 2001





This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses for the RCB Small Cap Value Fund (the "Fund") dated August 2, 2001, which may be amended from time to time. The Fund is a diversified investment portfolio of the CNI Charter Funds (the "Trust"), an open-end, management investment company.

To obtain a free copy of the above-referenced prospectuses, call 1-888-889-0799.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

                                                                          Page
                                                                          ----

        PREDECESSOR FUND....................................................1

        INVESTMENT TECHNIQUES...............................................1

        INVESTMENT RESTRICTIONS.............................................6

        RISK CONSIDERATIONS.................................................7

        MANAGEMENT OF THE TRUST............................................10

        PORTFOLIO TRANSACTIONS ............................................18

        DISTRIBUTIONS AND TAXES............................................19

        SHARE PRICE CALCULATION............................................23

        DISTRIBUTION PLAN..................................................25

        DEALER COMMISSIONS.................................................26

        SHAREHOLDER SERVICES AGREEMENT.....................................26

        PRINCIPAL HOLDERS OF SECURITIES....................................27

        EXPENSES...........................................................28

        GENERAL INFORMATION................................................28

        PERFORMANCE INFORMATION............................................29

        PURCHASE AND REDEMPTION OF SHARES..................................30

        OTHER INFORMATION..................................................31

        CODE OF ETHICS.....................................................31

        FINANCIAL STATEMENTS...............................................32

                                PREDECESSOR FUND

The Fund intends to commence operations on or about October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the "Predecessor Fund"), for which Reed, Conner & Birdwell, LLC ("RCB" or the "Investment Advisor") serves as investment adviser, and which has the same investment objective, policies and strategies as the Fund. However, as compared with the Fund, the Predecessor Fund has different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the Predecessor Fund is June 30 while the Fund's fiscal year ends September 30. As of the date of the acquisition, all shares of the issued and outstanding shares of the Predecessor Fund will be converted into Class R shares of the Fund.

                              INVESTMENT TECHNIQUES

The prospectuses of the Fund show the principal strategies and risks of investing in the Fund. This Statement of Additional Information shows additional strategies and risks of the Fund that an investor should also consider.

Equity Securities - The Fund will purchase equity securities. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Options on Securities, Securities Indices and Currencies. The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (1) insufficient trading interest in certain options; (2) restrictions on opening transactions or closing transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances which interrupt normal operations on an exchange;
(5) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (6) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund does not intend to write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Foreign Securities. The Fund may invest up to 35% of its assets in foreign securities. Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

When-Issued Securities. The Fund may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Investment Advisor deems it appropriate to do so.

The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determination of liquidity to the Fund's Investment Advisor pursuant to guidelines approved by the Board. The Investment Advisor will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Advisor, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to the Fund's percentage limit on illiquid securities investment.

Commercial Paper. The Fund may invest in commercial paper and other securities that are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act")("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors who agree that they are purchasing the paper for investment and not for public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A under the 1933 Act. Section 4(2) paper normally may be resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, the Investment Advisor, pursuant to guidelines approved by the Board, will monitor the Fund's investments in these securities, focusing on such important factors as, among others, valuation, liquidity, and availability of information. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Highly Liquid Investments. The Fund will invest in cash and cash equivalents. The Fund may invest in bank notes, which are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Fund may invest in Bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Fund may invest in certificates of deposit. Certificates of deposit are interest-bearing instruments with specific maturities. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. The Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Investment Company Shares. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of another company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Repurchase Agreements. The Fund may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Fund or its agents will have actual or constructive possession of the securities held as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, or if the Fund realizes a loss on the sale of the collateral securities. The Investment Advisor will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board of Trustees. These guidelines currently permit the Fund to enter into repurchase agreements with any bank the Investment Advisor may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Advisor will monitor compliance with this requirement. Under all repurchase agreements entered into by the Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements, in some circumstances, may not be tax exempt.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The Fund may not:

1. With respect to 75% of its assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money except as stated in the prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings. The Fund also may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

4. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC") except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The Fund may not:

1.   Invest in companies for the purpose of exercising control.

2. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

3. Purchase or hold securities that are illiquid, or are otherwise not readily marketable, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

4. With respect to fundamental investment restriction 3 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Each of the foregoing percentage limitations apply at the time of purchase. If, subsequent to the Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

                               RISK CONSIDERATIONS

The prospectuses of the Fund show the principal strategy and risks of investing in the Fund. This Statement of Additional Information shows additional strategies and risks of the Fund that an investor should also consider.

FOREIGN SECURITIES

The Fund may purchase securities issued by governments of foreign countries and companies domiciled in, or deriving a significant portion of their revenue or income from, foreign countries. Accordingly, shareholders should consider carefully the substantial additional risks involved in investing in these securities. Foreign investments involve the possibility of taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Because certain securities may be denominated in foreign currencies, the value of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Advisor's ability to predict movements in exchange rates.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

EXCHANGE RATES AND POLICIES

The Fund may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the

Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

The Investment Advisor considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Advisor also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

DEBT

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. Investors also should recognize that, in periods of declining interest rates, the Fund's returns will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's returns will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing the Fund's current returns. In periods of rising interest rates, the opposite can be expected to occur.

The value of commercial paper and other securities in the Fund's portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

The Fund's performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Asset Management, Inc. ("CNAM" or the "Investment Manager"), the investment manager to the Fund, set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.


               Name                  Age     Position     Principal Occupation for the
                                             with the           Past Five Years
                                              Trust
------------------------------------------------------------------------------------------
Irwin G. Barnet, Esq.#                62   Trustee        An attorney and a principal
Crosby, Heafey, Roach & May, P.C.                         (September, 2000-Present); an
1901 Avenue of the Stars, Suite 700                       attorney and principal of
Los Angeles, California  90067                            Sanders, Barnet, Goldman,
                                                          Simons & Mosk, a law
                                                          firm prior to
                                                          September, 2000.

Maria D. Hummer, Esq.*                56   Trustee        An attorney with Manatt,
Manatt, Phelps & Phillips, LLP                            Phelps & Phillips and Chair of
11355 West Olympic Boulevard                              the Land Use Section of that
Los Angeles, California  90064                            law firm.

Victor Meschures, CPA                 62   Trustee        A Certified Public Accountant
Meschures, Campeas, Thompson,                             with Meschures, Campeas,
    Snyder and Pariser, LLP                               Thompson, Snyder and Pariser,
760 North La Cienega Boulevard                            LLP, an accounting firm.
Los Angeles, California  90069

William R. Sweet                      63   Trustee        Retired; Executive Vice
81 Tiburon Road                                           President, Union Bank of
Tiburon, California  94920                                California (1985-1996).

James R. Wolford                      46   Trustee        Senior Vice President and
Forecast Commercial Real Estate                           Chief Operating Officer
Service, Inc.                                             (2000-Present); Senior Vice
3602 Inland Empire Blvd.                                  President and Chief Financial
Suite A-105                                               Officer, Bixby Ranch Company,
Ontario, CA  91764                                        a real estate company
                                                          (1994-2000).


               Name                  Age     Position     Principal Occupation for the
                                             with the           Past Five Years
                                              Trust
------------------------------------------------------------------------------------------
Vernon C. Kozlen                     56    President      Chairman, CNAM (2001-Present);
City National Bank                         and Chief      Executive Vice President and
400 N. Roxbury Drive                       Executive      Division Manager of CNB
Beverly Hills, CA 90210                    Officer        (1996-Present); First
                                                          Interstate Bank, Executive
                                                          Vice President of Trust and
                                                          Private Client Services
                                                          (1985-1996).

Jeffrey Fries                        39    Controller     Director, Fund Accounting and
SEI Investments                            and Chief      Administration, of the
One Freedom Valley Drive                   Operating      Administrator (1997-Present),
Oaks, Pennsylvania  19456                  Officer        Vice President, Smith Barney
                                                          Corporate Trust Company
                                                          (1991-1997)

Lydia A. Gavalis, Esq.               34    Vice           Vice President and Assistant
SEI Investments                            President      Secretary of the Administrator
One Freedom Valley Drive                   and            and the Distributor
Oaks, Pennsylvania  19456                  Assistant      (1998-Present); Assistant
                                           Secretary      General Counsel and Director
                                                          of Arbitration, Philadelphia
                                                          Stock Exchange (1989-1998).

Richard A. Weiss                     40    Vice           President, CNAM
City National Bank                         President      (2001-Present); Senior Vice
400 N. Roxbury Drive                       and            President and Chief Investment
Beverly Hills, CA 90210                    Assistant      Officer of the CNB
                                           Secretary      (1999-Present); Sanwa Bank
                                                          California, Executive Vice
                                                          President and Chief Investment
                                                          Officer (1994-1999).

Timothy D. Barto                     32    Vice           Vice President and Assistant
SEI Investments                            President      Secretary of the Administrator
One Freedom Valley Drive                   and            (1999-Present), Associate,
Oaks, Pennsylvania  19456                  Assistant      Dechert, Price & Rhoads
                                           Secretary      (1997-1999), Associate,
                                                          Richter, Miller & Finn
                                                          (1994-1997).

William E. Zitelli, Jr.              32    Vice           Vice President and Assistant
SEI Investments                            President      Secretary of the Administrator
One Freedom Valley Drive                   and            and Distributor
Oaks, Pennsylvania  19456                  Secretary      (2000-Present); Vice
                                                          President, Merrill Lynch &
                                                          Co., Asset Management Group
                                                          (1998-2000); Associate, Pepper
                                                          Hamilton LLP (1997-1998);
                                                          Associate, Reboul, MacMurray,
                                                          Hewitt, Maynard & Kristol
                                                          (1994-1997)


               Name                  Age     Position     Principal Occupation for the
                                             with the           Past Five Years
                                              Trust
------------------------------------------------------------------------------------------
Christine M. McCullough              40    Vice           Vice President and Assistant
SEI Investments                            President      Secretary of the Administrator
One Freedom Valley Drive                   and            and the Distributor
Oaks, Pennsylvania  19456                  Assistant      (1995-Present).
                                           Secretary

Sherry Kajdan Vetterlein             38    Vice           Vice President and Assistant
SEI Investments                            President      Secretary of the Administrator
One Freedom Valley Drive                   and            and Distributor (January
Oaks, PA 19456                             Assistant      2001-Present);
                                           Secretary      Shareholder/Partner, Buchanan
                                                          Ingersoll Professional
                                                          Corporation (1992-2000).

Rodney J. Olea                       35    Vice           Senior Vice President, CNAM
City National Bank                         President      (2001-Present); Senior Vice
400 N. Roxbury Drive                       and            President and Director of
Beverly Hills, CA 90210                    Assistant      Fixed Income of CNB
                                           Secretary      (1994-Present).

Todd Cipperman                       34    Vice           Senior Vice President, General
SEI Investments                            President      Counsel and Assistant
One Freedom Valley Drive                   and            Secretary of the Administrator
Oaks, Pennsylvania  19456                  Assistant      and the Distributor
                                           Secretary      (2000-Present), Vice
                                                          President and
                                                          Assistant Secretary of
                                                          the Administrator and
                                                          Distributor
                                                          (1995-2000);
                                                          Associate, Dewey
                                                          Ballantine
                                                          (1994-1995).

# This Trustee's firm provided limited tax-related legal services to a trust of which CNB is trustee. The compensation for these services did not exceed $5,000.

* This Trustee is considered an interested person of the Trust as defined in
Section 2(a)(19) of the 1940 Act.

The following table sets forth Trustee compensation for the fiscal period from November 1, 1999 through September 30, 2000.


----------------------------------------------------------------------------------
 Name of Person, Position      Aggregate Compensation     Total Compensation From
                               From Registrant during       Registrant and Fund
                                fiscal period ended       Complex Paid to Trustees
                                  Sept. 30, 2000*           during fiscal period
                                                           ended Sept. 30, 2000*
-----------------------------------------------------------------------------------
Irwin G. Barnet
Trustee                                $7,750                      $7,750

Maria D. Hummer **
Trustee                                  $0                          $0

Victor Meschures
Trustee                                $7,750                      $7,750

William R. Sweet
Trustee                                $7,750                      $7,750

James R. Wolford
Trustee                                $7,750                      $7,750

----------
* For the fiscal year ending September 30, 2001, aggregate compensation from the Trust and total compensation from Fund and Fund Complex paid to Trustees is expected to be $15,000.

** This Trustee is considered an interested person of the Trust and her Compensation is paid by City National Bank and not by the Trust.

For the fiscal year ended June 30, 2000, trustees fees and expenses in the amount of $3,695 were paid by the Predecessor Fund to each trustee of Professionally Managed Portfolios.

INVESTMENT MANAGER

The Trust and the predecessor to CNAM entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to the Fund subsequent to that date. On May 10, 2001, the Board of Trustees of the Trust approved CNAM as the new investment manager to the Funds. This change became effective May 10, 2001. The Management Agreement between CNB and the CNI Charter Funds, and the obligations contained in the Management Agreement, have been assumed by CNAM. CNAM employs the same investment personnel that managed the Funds under CNB and the management and control of CNAM, as well as the services provided, remain the same. The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Fund's investment strategies, manages the Fund's investment portfolio and provides other services necessary to the operation of the Fund and the Trust. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $18.5 billion in assets as of June 30, 2001. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Fund are described in the Fund's prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Management Agreement with respect to the Fund will be in effect for a two-year term (the "Initial Term") from its effective date, and thereafter will continue in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or an "interested person" (as that term is defined in the Investment Company Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time upon 60 days' notice by either party or by a majority vote of the outstanding shares of the Fund, and shall terminate automatically upon its "assignment" (as such term is defined in the Investment Company Act).

The Investment Manager provides the Fund with investment management services, including the selection, appointment, and supervision of any sub-advisor to the Fund.

The Investment Manager is obligated under the Management Agreement to pay the excess of the Fund's operating expenses as disclosed in the applicable Prospectus. The Investment Manager will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

Any reductions made by the Investment Manager in its fees or reimbursement to the Fund by the Investment Manager are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally intends to seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

The Management Agreement was approved with respect to the Fund by the Board at a duly called in-person meeting. In considering the Management Agreement, the Trustees specifically considered the provision that permits the Investment Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Investment

Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period. Under a similar arrangement with the Predecessor Fund, RCB has paid certain excess operating expenses of the Predecessor Fund. The right to seek reimbursement of such excess operating expenses will be carried over to the Class R shares of the Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Investment Manager.

The use of the name "CNI Charter" by the Trust is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the investment manager of the Fund.

The Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

For the fiscal year ended June 30, 2000, the Predecessor Fund accrued advisory fees owed to RCB of $33,384, all of which were waived by RCB. For the same period, RCB reimbursed the Predecessor Fund an additional $45,525 in expenses. For the period of September 30, 1998 through June 30, 1999, the Predecessor Fund accrued advisory fees owed to RCB of $9,180, all of which were waived by RCB. For the same period, RCB reimbursed the Predecessor Fund an additional $59,145 in expenses.

INVESTMENT ADVISOR

Reed, Conner & Birdwell, LLC (the "Investment Advisor" or "RCB"), has entered into a sub-advisory agreement (the "Investment Advisory Agreement") with the Investment Manager. Pursuant to this Investment Advisory Agreement, RCB serves as discretionary investment adviser to the Fund. The Investment Advisory Agreement provides that the Investment Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement with respect to the Fund after its initial two year term must be specifically approved at least annually
(1) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Investment Advisor, or by the Investment Advisor on not less than 60 days' written notice to the Trust.

The Investment Advisor is entitled to a fee for its investment advisory services to be paid by CNAM, which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Fund.

RCB is a wholly owned subsidiary of CNB's parent, City National Corporation. RCB and its predecessor have been engaged in the investment advisory business for over forty years. As of June 30, 2001, RCB had assets under management of approximately $1.2 billion. The principal business address of RCB is 11111 Santa Monica Blvd., Ste. 1700, Los Angeles, California 90025.

The use of the name "RCB" by the Trust is pursuant to the consent of the Investment Advisor, which may be withdrawn if the Investment Advisor ceases to be the Investment Advisor of the Fund.

ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of the Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, Johnson Family Funds, Inc., The MDL Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

Pursuant to a sub-administration agreement between the Administrator and CNB, CNB will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.075% of the Fund's average daily net assets.

For the fiscal year ended June 30, 2000 and the period September 30, 1998 through June 30, 1999, the administrator to the Predecessor Fund received fees from the Predecessor Fund of $30,000 and $22,356, respectively.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Fund. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the Distribution Agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan of the Trust discussed below, and expects to reallow substantially all of the fees to broker-dealers and service providers, including the Investment Manager and its affiliates, that provide distribution-related services. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A and Class R shares of the Fund and expects to reallow substantially all of the fees to broker-dealers and service providers, including CNB and its affiliates, that provide distribution-related services.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management, located at 530 East Swedesford Road, Wayne, Pennsylvania 19087 (the "Transfer Agent"), serves as transfer agent for the Fund.

CUSTODIAN

Pursuant to a Custodian Agreement, First Union National Bank, located at 530 Walnut Street, Philadelphia, PA 19101, serves as the Custodian (the "Custodian") of the Fund's assets.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

The Trust's independent auditors, KPMG LLP, audit and report on the annual financial statements of the Fund and review the Fund's federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements of the Fund, when available. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, Suite 2900, San Francisco, California 94104.

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objectives of the Fund; invest money obtained from the sale of the Fund's shares; reinvest proceeds from maturing, or the sale of portfolio securities; and meet redemptions of the Fund's shares. Portfolio transactions may increase or decrease the return of the Fund depending upon management's ability correctly to time and execute them.

Pursuant to the Investment Advisory Agreement, the Investment Advisor determines which securities are to be purchased and sold by the Fund and selects the broker-dealers to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Investment Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Investment Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to the Investment Advisor that the Investment Advisor may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Investment Advisor considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its Investment Advisory Agreement with the Fund, to be useful in varying degrees, but not necessarily capable of definite valuation.

The Investment Advisor may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Fund and may be useful to the Investment Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Advisor's overall responsibilities to the Fund. Products, services and informational items may be provided directly to the Investment Advisor by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (i.e., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to the Advisor in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, the Investment Advisor allocates the research portion payable by the broker based on usage. For instance, the Investment Advisor believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, the Investment Advisor allocates the administrative portion of the expenses to be paid directly the Investment Advisor and the research portion to be paid by brokers who execute security transaction for the Investment Advisor. Since this allocation of cost between research and non-research functions is determined solely by the Investment Advisor, a conflict of interest may exist in its calculation.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Investment Advisor.

Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Investment Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

For the fiscal year ended June 30, 2000 and the period September 30, 1998 through June 30, 1999, the Predecessor Fund paid $13,062 and $9,365, respectively, in brokerage commissions, none of which was paid to affiliated brokers.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends and paid to the Fund's shareholders.

The amount of ordinary income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed or minimum rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.

The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months, and 18% with respect to capital assets acquired after December 31, 2000 and held for more than 5 years. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Any dividend or distribution per share paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed. By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, the Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies, and
(2) diversify its holdings so that at the end of each quarter of its taxable years (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, the Fund must distribute annually at least (1) 90% of "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) tax exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. The Fund intends to make sufficient distributions to shareholders to meet these requirements.

If the Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98 percent of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Fund in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Fund of long-term capital gain will be taxable to a shareholder as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Fund may engage in investment techniques that may alter the timing and character of the Fund's income. The Fund may be restricted in its use of these techniques by rules relating to qualifying as a regulated investment company.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the Internal Revenue Service (the "IRS") all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

The Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. In the event the IRS determines that the Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, the Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of the Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells his or her shares of the Fund within 6 months after the shares have been purchased by the shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to the shares. If a shareholder sells shares of his or her Fund within 6 months after the shares have been purchased by the shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of the Fund.

If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata shares of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their shares of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata shares of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties).

                             SHARE PRICE CALCULATION

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Advisor supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Fund's determination of NAV) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in NAV are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the NAV variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Advisor for review and approval. In addition, the Investment Advisor will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee of the Board of Trustees, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Advisor determine the value of a portfolio security outside of the established pricing framework.

If the value for a security cannot be determined pursuant to these procedures, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A and Class R shares of the Fund in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A and Class R shares provides that the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of the Fund's Class A and Class R shares that the Distributor will use to compensate broker-dealers and service providers, including CNB and its affiliates and affiliates of the Distributor, that provide distribution-related services to the Class A and the Class R shareholders or to their customers who beneficially own the Class A or the Class R shares. The distribution fee for any given period is not limited to the actual distribution expenses incurred, and the distribution fee may exceed the distribution expenses actually incurred.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

CNB and/or its affiliates may receive distribution fees from the Distributor in return for providing certain distribution related services respecting Class A and Class R shares of the Fund. The Investment Manager and Investment Advisor also benefit from the distribution plan because of increased management fees resulting from any increase in the net assets of the Fund due to distribution efforts pursuant to the distribution plan. Except as described above, no interested person of the Trust or any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of the distribution plan or related agreements.

The Plan provides that the distribution fees paid by a particular class of the Fund may only be used to pay for the distribution expenses of that class.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Class A and Class R shares of the Fund from such establishment, including the likelihood that the Plan will stimulate sales of shares and assist in increasing the asset base of such shares in the face of competition from a variety of financial products and the potential advantage to the holder of such shares of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Plan (and any distribution agreement between the Fund, the Distributor, CNB and/or its affiliates and a selling agent with respect to such shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or CNB, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the class to which the Plan applies.

All distribution fees paid by the Fund under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution fees incurred by the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended June 30, 2000, the Predecessor Fund paid $9,819 under its distribution plan, of which $3,220 was paid for reimbursement of advertising and marketing expenses, $2,651 was for reimbursement of printing, postage and office expenses, $2,632 was paid out as selling compensation to dealers, and $1,316 was for reimbursement of travel and entertainment expenses.

                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Fund, some or all of which is reallowed to retail dealers, as follows:

         -----------------------------------------------------------
         Your investment                      Dealer Commission as
         ---------------                      a % of offering price
                                              ---------------------

         -----------------------------------------------------------
         Less than $50,000                    3.25%
         -----------------------------------------------------------
         $50,000 but less than $100,000       2.75%
         -----------------------------------------------------------
         $100,000 but less than $200,000      2.25%
         -----------------------------------------------------------
         $200,000 but less than $300,000      1.75%
         -----------------------------------------------------------
         $300,000 but less than $400,000      1.25%
         -----------------------------------------------------------
         $400,000 but less than $500,000      0.27%
         -----------------------------------------------------------
         $500,000 or more                     None
         -----------------------------------------------------------

                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Fund's average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions, including affiliates of CNB (each a "Participating Organization") out of the fees CNB receives from the Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for its customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Fund's Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

                         PRINCIPAL HOLDERS OF SECURITIES

As of July 27, 2001, the following shareholders held of record the following numbers of shares of the following classes of the Predecessor Fund. An asterisk (*) denotes an account affiliated with the Predecessor Fund's investment advisor, officers or trustees:

[Donaldson, Lufkin & Jenrette Securities Corp Mutual Fund Dept., Jersey City, NJ 07303 - 7.18%

Reed, Conner & Birdwell Money Purchase Plan*, Los Angeles, CA 90025 - 9.78%

The Winner Living Trust*, Manhattan Beach, CA 90266 - 9.87%

Timothy J. Rohner, Carlsbad, CA 92009 - 11.64%

John P. Smith Ira, Yonkers, NY 10710 - 9.12%

Robert Saffer, Brooklyn, NY 11215 - 7.57%

The officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the RCB Fund as of the Record Date. The officers, directors and employees of RCB, as a group, owned of record and beneficially (directly or indirectly through a retirement plan) less than one percent of the outstanding voting securities of the RCB Fund.

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment manager, CNAM has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Fund as described in the Fund's prospectuses.

                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and Institutional Class), other than (a) the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund, which also offer Class S shares, and (b) the Fund, which also offers Class R shares. Currently, the Trust offers shares of eleven series - the Fund described in this SAI and the Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the Technology Growth Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund, which have their own Prospectuses and SAIs. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that
(1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                             PERFORMANCE INFORMATION

As noted in the Prospectus, the Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for different classes of shares.

Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:


                                 P(1 + T)n = ERV


        Where:        P      =      a hypothetical initial payment of $1,000.

                      T      =      average annual total return.

                      n      =      number of years.

                      ERV    =      Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period.

The Predecessor Fund's average annual total return for the period from inception of operations (September 30, 1998) through the fiscal year of the Predecessor Fund ended June 30, 2000 was 30.31%. The Predecessor Fund's total return for the fiscal year ended June 30, 2000 was -0.35%.

The above return figures include the maximum sales charge with respect to the Fund's Class R shares of 3.50%. Certain fees and expenses of the Predecessor Fund have been reimbursed during these periods. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

                        PURCHASE AND REDEMPTION OF SHARES

Purchase and redemption of shares of the Fund may be made on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Trust is closed for business are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions will be made in full and fractional shares.

The Fund will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Fund at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Fund is required to withhold taxes if a number is not delivered within seven days.

The Fund may suspend the right of redemption or postpone the date of payment during any period when (1) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (2) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (3) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Fund and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                                 CODE OF ETHICS

The Trust, CNB, CNAM and the Distributor each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the SEC's August 20, 1999 adopting release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions intended to ensure that the Fund is treated fairly. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser or sub-advisor (or any company in a control relationship to a fund or investment adviser or sub-advisor) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchase or sales; and
(iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, certain money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" Fund directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Trust, CNB, CNAM and the Distributor are on public file with, and are available from, the SEC.

                              FINANCIAL STATEMENTS

In 2000, the Trust changed its fiscal year-end from October 31 to September 30. Audited financial statements for the period ended June 30, 2001 for the Predecessor Fund, as contained in the Annual Report to Shareholders of the Predecessor Fund for the fiscal year ending June 30, 2001, are available and are incorporated herein by reference. There are no audited financial statements currently available for the Fund because the Fund was not yet in operation as of the end of the Trust's previous fiscal year, September 30, 2000.

APPENDIX A - COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



                                      A-1